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                                                           Exhibit 10.47

                                   MASTER AGREEMENT

    This Master Agreement (the "AGREEMENT") is made and entered into as of May 31, 1996 by and among Retix, a California corporation ("RETIX") and Wireless Solutions, a California corporation ("WIRELESS SOLUTIONS").

                                      RECITALS

    A. The parties desire to cause Wireless Solutions to be formed to operate as a separate entity the wireless communications business presently conducted by Retix.

    B. The parties further wish to set forth the terms and conditions governing the relationships among them.

    NOW, THEREFORE, in consideration of the covenants and agreements contained in this Agreement and the Other Agreements (as defined below), and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

    1. DEFINITIONS. The following terms, whenever used in this Agreement, shall have the following meanings:

         1.1 "AFFILIATE" shall mean, with respect to any person, any other person which, directly or indirectly, controls, is controlled by or is under common control with, such person. For purposes of this definition, (i) "CONTROL" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person through the ownership of voting securities or by contract or otherwise, and (ii) Wireless Solutions and any corporation which joins with Wireless Solutions in the filing of a consolidated federal income tax return shall not be deemed to be Affiliates of Retix or any corporation which joins with Retix in the filing of a consolidated federal income tax return, and vice versa.

         1.2 "CHANGE OF CONTROL" shall mean any consolidation, merger, sale of assets or combination of Wireless Solutions, whether or not Wireless Solutions is the surviving entity, other than where shareholders of Wireless Solutions immediately prior to the closing of such consolidation, merger, sale of assets or combination own at least a majority of the voting equity securities of the successor entity immediately following such closing by virtue of voting equity securities of the successor entity received in connection with such transaction in exchange for shares or other securities of Wireless Solutions owned immediately prior to the closing of such transaction.

         1.3 "BUSINESS OF WIRELESS SOLUTIONS" shall mean (i) operation of the worldwide wireless communications business presently conducted within Retix being transferred to Wireless Solutions and consisting of the development, manufacture, sale, licensing, maintenance and service of CDPD MD-IS and related wireless or cellular infrastructure products; (ii) engaging in such other activities as may be approved by the Board of Directors of Wireless Solutions ; and (iii) performing all things necessary or incidental to or connected with or growing

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out of the foregoing activities in accordance with the terms and provisions of this Agreement and the Other Agreements.

         1.4 "CLOSING" shall have the meaning set forth in Section 2.3 of this Agreement.

         1.5 "CLOSING DATE" shall mean the date first set forth above, or such other date as the parties shall mutually agree upon which the Closing shall occur.

         1.6  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         1.7 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.8 "FACILITY" shall mean any property owned, leased, operated or occupied by the Retix related to or affecting the Transferred Business.

         1.9 "GRANT-BACK LICENSE AGREEMENT" shall mean the Grant-Back License Agreement between Wireless Solutions and Retix dated as of the date of this Agreement and attached to this Agreement as EXHIBIT A.

         1.10 "GOVERNMENTAL ENTITY" shall mean any court, tribunal, administrative agency, commission, or other governmental authority or instrumentality.

         1.11 "INITIAL PUBLIC OFFERING" shall mean the initial sale of Wireless Solutions' Common Stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, with an aggregate offering price, net of underwriting discounts and commissions, in excess of $10,000,000, and with an offering price to the public of at least $5.00 per share.

         1.12 "LAWS" shall mean all applicable international, federal, state and local statutes, ordinances, rules and regulations.

         1.13 "LIENS" shall mean mortgages, deeds of trust, pledges, security interests, charges, liens, leases, licenses, liabilities, assessments, encumbrances, costs, claims, conditions or restrictions of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise (including, without limitation any conditional sale or other title retention agreement and any agreement to give any security interest).

         1.14 "LOAN AGREEMENT" shall mean the Loan Agreement between Wireless Solutions and Retix dated as of the date of this Agreement and attached to this Agreement as EXHIBIT B.

         1.15 KEY EMPLOYEE OPTION AGREEMENT(S)" shall mean any of the Key Employee Stock Option Agreements between Wireless Solutions and Wireless Solutions Management in the form attached to this Agreement as EXHIBIT C.

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         1.16   "WIRELESS SOLUTIONS DISCLOSURE STATEMENT" shall mean the
Disclosure Statement of Wireless Solutions attached to this Agreement as EXHIBIT D.

         1.17 "WIRELESS SOLUTIONS MANAGEMENT" shall mean the principal executive officers of Wireless Solutions, as determined by the Board of Directors of Wireless Solutions.

         1.18 "OTHER AGREEMENTS" shall mean the Preferred Stock Purchase Agreement, the Rights Agreement, the Loan Agreement, the Grant-Back License Agreement, and the Security Agreement.

         1.19 "PERMITS" shall mean all applicable licenses, permits, authorizations, approvals, clearances and consents.

         1.20 "PERSON" shall mean any individual, firm, trust, partnership, joint venture, association, corporation, unincorporated organization, or a government or any department or agency thereof.

         1.21 "PREFERRED STOCK PURCHASE AGREEMENT" shall mean the Preferred Stock Purchase Agreement between Wireless Solutions and Retix dated as of the date of this Agreement and attached to this Agreement as EXHIBIT E.

         1.22 "PRODUCTS" shall mean the products described on EXHIBIT F to this Agreement.

         1.23 "RETIX DISCLOSURE STATEMENT" shall mean the Disclosure Statement of Retix attached to this Agreement as EXHIBIT G.

         1.24 "RIGHTS AGREEMENT" shall mean the Rights Agreement between Wireless Solutions and Retix dated as of the date of this Agreement and attached to this Agreement as EXHIBIT H.

         1.25 "SALE OF WIRELESS SOLUTIONS STOCK" shall mean any sale by Retix of all of the Wireless Solutions securities owned by Retix to any third party, including Wireless Solutions Management.

         1.26 "SECURITY AGREEMENT" shall mean the Security Agreement between Wireless Solutions and Retix dated as of the date of this Agreement and attached to this Agreement as EXHIBIT I.

         1.27 "TAX" or "TAXES" shall mean any and all taxes or other liability imposed by any governmental entity or similarly empowered entity, including without limitation any charge, obligation, assessment or fee for federal, state, county, city and foreign income, profits, gross receipts, withholding, payroll, stamp, sales, use, employment, environmental, occupation, net worth, property, excise, estimated, recapture, ad valorem, custom, duty, unitary and any other taxes, obligations and assessments of any kind whatsoever and any withholding obligation for FICA, FUTA, SSI or analogous or similar state, local and foreign withholding obligation or

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employer contribution, together with all interest, penalties and additions to tax or other assessment imposed with regard thereto; the foregoing shall include any transferee or secondary liability for any tax and any liability arising as a result of being a member of any affiliated, consolidated, combined or unitary group which is required to be included in any Tax return or report as well as any Tax arising out of a tax sharing agreement, indemnity agreement or any similar agreement to which one or more of Retix is a party. "TAX" or "TAXES" shall, however, not include any Taxes arising from operation of Wireless Solutions or Retix on or after the Closing Date.

         1.28 "TRANSFERRED ASSETS" shall mean the assets to be transferred by Retix to Wireless Solutions as described in EXHIBIT J to this Agreement, which assets shall specifically exclude any accounts receivable accrued by Retix prior to the Closing Date in accordance with its historical practices for revenue recognition but which shall include any maintenance revenue received by Retix prior to the Closing Date which remains unearned as of the Closing Date.

         1.29 "TRANSFERRED BUSINESS" shall mean the worldwide wireless communications business presently conducted within Retix to be transferred to Wireless Solutions pursuant to the provisions of this Agreement and consisting of the development, manufacture, sale, licensing, maintenance and service of wireless communications products.

         1.30 "TRANSFERRED CONTRACTS" shall mean the contracts to be transferred by Retix to Wireless Solutions as determined by Retix and Wireless Solutions in good faith.

         1.31 "TRANSFERRED LIABILITIES" shall mean the liabilities to be transferred by Retix to Wireless Solutions as described on EXHIBIT K to this Agreement.

    2.   FORMATION OF WIRELESS SOLUTIONS; CLOSING.

         2.1 FORMATION OF WIRELESS SOLUTIONS. Upon and subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and agreements contained in this Agreement, Wireless Solutions and Retix shall at the Closing execute and deliver (or cause to be executed and delivered) the Other Agreements, all substantially in the respective forms attached to this Agreement, together with such other documents and funds as may be necessary or advisable to form Wireless Solutions and effect the transactions described in this Agreement and the Other Agreements.

         2.2 TRANSFER OF ASSETS. Subject to the terms and conditions of this Agreement and the Other Agreements, at the Closing Retix shall transfer to Wireless Solutions, and Wireless Solutions shall receive from Retix, all of Retix's right, title and interest in and to the Transferred Business, including without limitation the Transferred Assets, the Transferred Contracts, the Transferred Liabilities and inventory of the Transferred Business (collectively, the "TRANSFERRED ITEMS"). Retix will deliver to Wireless Solutions possession of the Transferred Items, and will further deliver to Wireless Solutions proper instruments sufficient to transfer to Wireless Solutions the rights to the Transferred Items specified in this Agreement and such other instruments of transfer as counsel for Wireless Solutions may reasonable deem necessary or desirable to effect or evidence the transfers contemplated hereby, free and clear of all mortgages,

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pledges, liens, licenses, rights of possession, security interests, restrictions, encumbrances, charges, title retention, conditional sale or other security arrangement except for the Transferred Liabilities or as may be contained in the Transferred Contracts or as provided in this Agreement or in the Other Agreements. Except for the Transferred Liabilities, Wireless Solutions is not assuming, and Retix shall remain responsible for and pay on a timely basis, any liabilities of Retix, whether or not arising from or associated with the Transferred Business and whether accrued or unaccrued, contingent or actual, or asserted or unasserted. Retix will promptly pay over to Wireless Solutions any amounts received in respect of the Transferred Business following the Closing Date, except for amounts which Retix is expressly authorized by this Agreement to retain.

         2.3  CLOSING.  The transactions contemplated by Section 2.1
(the "CLOSING") shall be consummated at the offices of Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California simultaneous with the execution and delivery of this Agreement and the Other Agreements, or at such other place and time as the parties may agree, on the Closing Date.

         2.4 TAX TREATMENT. The parties intend that the transactions contemplated by this Agreement will constitute a tax-free exchange as described in Section 351 of the Code.

         2.5 SALES AND OTHER TAXES. Wireless Solutions shall pay all sales, use, transfer, excise or other similar taxes, if any, arising out of the transfer of the Transferred Assets or Transferred Business, or otherwise as a consequence of the transactions contemplated by this Agreement or the Other Agreements. The parties shall cooperate with each other to the extent reasonably requested and legally permitted to minimize the above-described taxes.

    3. REPRESENTATIONS AND WARRANTIES OF RETIX. Except as set forth in the Retix Disclosure Statement, Retix represents and warrants that:

         3.1 EXISTENCE AND RIGHTS. Retix (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of California, (b) has all corporate power and authority to own or lease its properties and to carry on the Transferred Business as now being conducted, (c) possesses all licenses, franchises, rights and privileges necessary to the conduct of the Transferred Business as now being conducted, and (d) has all corporate power and authority to carry out this Agreement and the Other Agreements to which Retix is a party and the transactions contemplated herein and therein.

         3.2 AUTHORIZATION. The execution, delivery and performance of this Agreement and the Other Agreements to which Retix is a party has been, or will be prior to the Closing, duly authorized by all necessary corporate and other action and does not require notice to, or the consent or approval of, any governmental body or other regulatory authority. This Agreement and the Other Agreements to which Retix is a party have been duly executed or will be at the Closing, as the case may be, and delivered to Wireless Solutions by Retix. This Agreement and the Other Agreements to which Retix is a party constitute, or when executed and delivered will constitute, legal, valid and binding obligations of Retix, enforceable in accordance with their terms.

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         3.3  LITIGATION.  There is no litigation, investigation, arbitration, claim, action or other proceeding pending or, to the best of Retix's knowledge, threatened against or affecting Retix or the Transferred Assets, which if determined adversely to Retix, would have an adverse effect on the conduct of the Transferred Business, Wireless Solutions or the Transferred Assets or in which it is sought to restrain, prohibit or otherwise adversely affect the ability of Retix to perform any or all of the obligations required of it under this Agreement or the Other Agreements or the consummation of the transactions contemplated herein or therein.

         3.4 FIXED ASSETS. The fixed assets used in the ordinary course of the operations of the Transferred Business are in satisfactory operating condition, reasonable wear and tear excepted and except for such minor defects as do not substantially interfere with the continued use thereof in the conduct of normal operations.

         3.5  TITLE TO PROPERTIES; ENCUMBRANCES; CONDITION OF PROPERTY.

              (a) Retix has valid and marketable title to the Transferred Assets and to all personal property and other assets, tangible or intangible, required to be used in the conduct of the Transferred Business as it is currently conducted.

              (b) The Transferred Assets are free and clear of all title defects and Liens, except the following: (i) unperfected mechanics', carriers', workers' and other similar liens arising after the date of this Agreement in the ordinary course of business consistent with past practice which are or will be reflected in the balance sheet as of the Closing Date to be delivered pursuant to this Agreement; (ii) imperfections of title which do not materially or unreasonably detract from the value, marketability, financial ability or use of such items; and (iii) property taxes which are a lien not yet due and payable.

              (c) The Transferred Assets are in a condition suitable and adequate for the conduct of the Transferred Business as such business is presently being conducted. Retix is not aware of any facts which would prevent Wireless Solutions from using such assets after the Closing generally in the manner in which such assets have been used and operated prior to the date of this Agreement.

         3.6 BANKRUPTCY PROCEEDINGS. No petition has been filed by, or to the best of Retix's knowledge against, Retix for relief under any applicable bankruptcy, insolvency or similar law; no decree or order for relief has been entered in respect of Retix, voluntarily or involuntarily, under any such law; and, no receiver, liquidator, sequestrator, trustee, custodian or other officer has been appointed with respect to Retix or its assets and liabilities pursuant to any such law. No warrant of attachment, execution or similar process has been executed against Retix or any of its assets or properties. Retix has not made any assignment for the benefit of creditors. The consummation of the transactions contemplated hereby will not render Retix insolvent or unable to pay its liabilities as they come due.

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         3.7  PRODUCTS.

              (a) Retix owns, or will own by the Closing Date, or has sufficient rights to, all rights to make, use and sell the Products. No Product is subject to any pending or, to the best of Retix's knowledge, any threatened challenge of infringement of the rights of others, nor to the best of Retix's knowledge is there any basis for a challenge of infringement of any such rights of others.

              (b) To the best of Retix's knowledge, no party other than Retix (prior to the Closing) and Wireless Solutions and their respective agents and representatives (following the Closing) and their permitted licensees possesses any copy of all or any part of the designs, flow charts, algorithms, schematics of the Products or source code contained in the Products (except to the extent it has been licensed from other persons (including other subsidiaries of Retix)). No person other than Retix owns any right, title or interest in or to any such Product, except as set forth in the Retix Disclosure Statement.

              (c) Wireless Solutions shall not by virtue of any contractual arrangement between Retix and any third party be obligated to provide to any such third party any modifications, enhancements or upgrades to the Products or derivative works thereof, other than pursuant to a Transferred Contract.

         3.8  TRADEMARKS, COPYRIGHTS, AND PATENTS.

              (a) Retix has provided Wireless Solutions with a true and complete list describing all of the trademarks, trade names and service and other marks which are related to the Transferred Business. Except as contemplated or described in this Agreement or the Other Agreements, Retix owns all right, title and interest in and to such marks.

              (b) Retix has provided Wireless Solutions with a true and complete list describing all of the patents, patent rights, patent applications, copyrights and copyright applications relating to the Products. Retix owns all right, title and interest to, or has sufficient licenses under, all such patents, patent rights, patent application, copyrights and copyright applications.

              (c) Upon consummation of the transactions contemplated by this Agreement, Wireless Solutions will have all rights, including without limitation rights under patents, trademarks, trade secrets, trade rights, trade names, and copyrights, necessary to operate the Transferred Business in the manner it was operated prior to the Closing Date. To the best of Retix's knowledge, none of the rights described in the prior sentence conflict with or infringe on the proprietary rights of others. There are no outstanding rights, licenses or grants by Retix relating to the use of any of the same, and none of them is subject to any pending or, to the best of Retix's knowledge, threatened claim of infringement of the right of others. Retix has not agreed to indemnify any person for or against any infringement of any patent, patent right, trademark, trade secret, trade right, trade name, commercial name, computer software program, or copyright related to the Transferred Business, other than as part of its license arrangements with its customers.

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         3.9  AGREEMENTS LIST.  Retix has provided Wireless Solutions with a list of all contracts, agreements, understandings, licenses, franchises, leases (written and oral) or other instruments which are both (i) material to the Transferred Business, and (ii) relate to or affect the Transferred Assets or under which any portion of the Transferred Assets are used or held or subject, including without limitation all related supply, in-license, marketing and end-user agreements, and all related agreements for the testing, modification, development, trial, license, sale or other use of the Transferred Assets (in each such case identifying the nature of such agreements).

         3.10 NO FINDER'S FEES. Retix is not obligated, either directly or indirectly, to any person for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement and the Other Agreements.

         3.11 BINDING AGREEMENTS, NO DEFAULT. Each of the Transferred Contracts is a legal, binding, and enforceable obligation of Retix and, to the best of Retix's knowledge, the other party(s) thereto, and no party with whom Retix has an agreement, contract or other instrument relating to or affecting the Transferred Business is known by Retix to be in default thereunder or to have breached any material terms or provisions thereof.

         3.12 REPRESENTATIONS AND WARRANTIES TRUE AS OF CLOSING DATE. All of the representatives and warranties of Retix contained herein will be true in all material respects upon and as of the Closing Date.

    4. REPRESENTATIONS AND WARRANTIES OF WIRELESS SOLUTIONS. Except as set forth in the Wireless Solutions Disclosure Statement, Wireless Solutions represents and warrants that:

         4.1 EXISTENCE AND RIGHTS. Wireless Solutions (a) is a corporation duly organized, validly existing and in good standing under the laws of State of California, and (b) has all corporate power and authority to carry out this Agreement and the Other Agreements to which Wireless Solutions is a party and the transactions contemplated herein and therein. Wireless Solutions is not qualified or licensed to do business as a foreign corporation in any state. Wireless Solutions does not own, directly or indirectly, any equity or other interest in any other corporation, association, partnership or other business entity.

         4.2 CAPITALIZATION. The authorized capital stock of Wireless Solutions consists of 20,000,000 shares of Common Stock, par value $0.01 per share, none of which were issued and outstanding prior to the Closing, and 17,000,000 shares of Preferred Stock, par value $0.01 per share, none of which were issued and outstanding prior to the Closing. All shares of Wireless Solutions stock to be issued pursuant to this Agreement and the Other Agreements have been duly authorized and, upon issuance in accordance with the terms hereof and thereof, will be validly issued, fully paid and nonassessable. All securities of Wireless Solutions that will be issued as of the Closing will be issued in compliance with applicable federal and state securities laws. Except as provided in the Other Agreements, there are no preemptive rights, voting agreements, options or warrants or other conversion privileges or rights presently outstanding to purchase any of the authorized but unissued stock of Wireless Solutions.

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         4.3  AUTHORIZATION.  The execution, delivery and performance of this
Agreement and the Other Agreements to which Wireless Solutions is a party by Wireless Solutions has been duly authorized by all necessary corporate and other action and do not require notice to, or the consent or approval of, any governmental body or other regulatory authority. This Agreement and the Other Agreements to which Wireless Solutions is a party are, or when executed and delivered will be, legal, valid and binding obligations of Wireless Solutions, enforceable in accordance with their terms.

         4.4 LITIGATION. There is no litigation, investigation, arbitration, claim, action or other proceeding pending or, to the best of Wireless Solutions' knowledge, threatened against or affecting Wireless Solutions, which if determined adversely to Wireless Solutions, would have an adverse effect on the Transferred Assets or in which it is sought to restrain, prohibit or otherwise adversely affect the ability of any of Wireless Solutions to perform any or all of the obligations required of it under this Agreement or the Other Agreements or the consummation of the transactions contemplated herein or therein.

         4.5 NO FINDER'S FEES. Wireless Solutions is not obligated, either directly or indirectly, to any person for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement and the Other Agreements.

         4.6 BANKRUPTCY PROCEEDINGS. No petition has been filed by, or to the best of Wireless Solutions' knowledge against, Wireless Solutions for relief under any applicable bankruptcy, insolvency or similar law; no decree or order for relief has been entered in respect of Wireless Solutions, voluntarily or involuntarily, under any such law, and, no receiver, liquidator, sequestrator, trustee, custodian or other officer has been appointed with respect to Wireless Solutions or its assets and liabilities pursuant to any such law. No warrant of attachment, execution or similar process has been executed against Wireless Solutions or any of its assets or properties. Wireless Solutions has not made any assignment for the benefit of creditors.

         4.7 NO FINANCIAL STATEMENTS. Wireless Solutions has not prepared any balance sheet, income statement, statement of operations, statement of changes in financial position and shareholders' equity or other financial statement.

         4.8 REPRESENTATIONS AND WARRANTIES TRUE AS OF CLOSING DATE. All of the representations and warranties of Wireless Solutions contained herein will be true in all material respects upon and as of the Closing Date.

    5.   COVENANTS AND AGREEMENTS OF THE PARTIES.

         5.1 CONDUCT OF BUSINESS PRIOR TO CLOSING. Retix covenants and agrees with Wireless Solutions that between the date hereof and the Closing Date, except as specifically contemplated by this Agreement:

               (a) CONDUCT OF BUSINESS. Retix will conduct the Transferred Business consistent with past practices, including the payment of liabilities.


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               (b) ACCESS.  Retix will permit Wireless Solutions and its
representatives to have reasonable access during normal business hours to the personnel and facilities of the Transferred Business and the financial, tax, contractual and organizational records of the Transferred Business. Wireless Solutions shall treat all information received from Retix pursuant to this
Section 5.1(b) as confidential, except to the extent that any such information is made available to Wireless Solutions from sources generally available to the public, and except as required by law. In the event the Closing shall not occur, Wireless Solutions will promptly return to Retix all documents, instruments, work papers and other materials submitted by Retix to Wireless Solutions.

         5.2 EXECUTION OF DOCUMENTS AT THE CLOSING. Provided that the conditions to Closing as specified in Section 6 and Section 7 of this Agreement have been fulfilled, Retix and Wireless Solutions, respectively, agree to cause the execution of each of the Other Agreements.

         5.3 TRANSFER OF KEY EMPLOYEES. Retix agrees to use its reasonable efforts to cause all key employees employed in the Transferred Business to transfer their employment to Wireless Solutions.

         5.4 CONSENTS AND APPROVALS. It is the intent of the parties to consummate the transactions described in this Agreement and the Other Agreements at the earliest practicable time and Retix agrees to use its reasonable efforts to obtain, and Wireless Solutions shall cooperate with and assist Retix in obtaining, all consents, waivers, amendments, modifications, approvals, authorizations, Permits and licenses which are required to be obtained by Retix to effectuate this Agreement and the Other Agreements and to transfer the Transferred Business and the Transferred Assets to Wireless Solutions and to permit Wireless Solutions to operate the Transferred Business. If any requisite consent or amendment of a contract or other instrument shall not be obtained, Retix agrees to cooperate with Wireless Solutions in any reasonable arrangement designed to provide for Wireless Solutions the benefits under such contract or other instrument, including enforcement of any and all rights of Retix against the other party to such contract or instrument arising out of the breach or cancellation thereof by such other party or otherwise. Retix shall use its reasonable efforts to obtain all other necessary consents and approvals of other persons and Governmental Entities in connection with the consummation of the transactions contemplated under this Agreement and the Other Agreements; provided, however, that Retix shall not be obligated to: (a) undertake any additional material financial obligation, dispose of any property, or surrender any rights, or (b) otherwise consent to any arrangement or undertake any obligation that would have a material adverse effect on Retix.

         5.5  VACATION PAY.  The cost of vacation pay due (as of the Closing
Date) to any Retix employees who become employees of Wireless Solutions as of the Closing shall be shared by Retix and Wireless Solutions equally. Retix shall fund its portion of such liability by (i) making quarterly payments to Wireless Solutions within 30 days of the close of each such quarter for such accrued vacation taken during each of Wireless Solutions' first six fiscal quarters, and (ii) promptly reimbursing Wireless Solutions for one-half of any amounts paid by Wireless Solutions to such employees upon termination of their employment with Wireless Solutions.

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         5.6  NO INCONSISTENT ACTS.  Wireless Solutions covenants and agrees with Retix that between the date hereof and the Closing Date, except as contemplated by this Agreement, Wireless Solutions will not perform any act inconsistent with the representations and warranties of Section 4.

         5.7 EMPLOYMENT ELIGIBILITY VERIFICATION. Retix agrees to use its reasonable efforts to obtain, on behalf of Wireless Solutions, Employment Eligibility Verification forms (Form I-9) completed by each employee of Retix who has agreed to become employed in the Transferred Business and copies of any documentation obtained by Retix to verify the information therein.

         5.8  EMPLOYEES.

              (a) Retix and Wireless Solutions agree to use their reasonable efforts to employ the current employees of the Transferred Business, subject to continued acceptable performance by such employees and the general requirements of the business.

              (b) Retix will use its reasonable efforts, consistent with its established personnel policies, to encourage employees designated to perform work for the Transferred Business to transfer to Wireless Solutions.

              (c) Wireless Solutions agrees to provide a package of compensation and benefits to its employees substantially equivalent to such compensation and benefits currently being offered to the employees of the Transferred Business by Retix.

         5.9 CONFIDENTIALITY. Neither Retix nor Wireless Solutions shall disclose to any third party other than their lenders, accountants, attorneys or other advisors or in any way make public the proposed transactions among the parties which are the subject of this Agreement and the Other Agreements without the prior written consent of Wireless Solutions or Retix, respectively.

         5.10 ASSIGNMENTS. At the Closing, Retix will use its reasonable efforts to deliver to Wireless Solutions, such other instruments of transfer or assignment as the parties deem reasonably necessary or advisable so as to vest title in the Transferred Assets more fully in Wireless Solutions.

         5.11 SUBSEQUENT ACTIONS. At any time, and from time to time, after the Closing Retix shall, promptly upon request by Wireless Solutions execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as Wireless Solutions may reasonably request in order more effectively to transfer, convey and assign to Wireless Solutions, or to confirm Wireless Solutions' title to, the Transferred Assets, to put Wireless Solutions in possession and control thereof, to assist Wireless Solutions in exercising all rights with respect thereto and otherwise complete the transactions contemplated hereby. The parties agree to execute documents as necessary to file with the United States Copyright Office, the United States Patent Office with respect to, or otherwise to confirm Wireless Solutions' title in, the Transferred Assets.

         5.12 SUBSEQUENT ACCESS. Retix agree to provide access to and copies of all necessary accounting records, work papers and other documents in connection with or related to the Transferred Business, as reasonably requested by Wireless Solutions or the independent auditors of Wireless Solutions. Retix will consider any reasonable requests for customary representation letters in connection with any audit.

         5.13 COVENANTS REGARDING THE MANAGEMENT AND OPERATION OF WIRELESS SOLUTIONS.

              (a) CAPITALIZATION OF WIRELESS SOLUTIONS. As of the Closing, Retix will own 17,000,000 shares of Wireless Solutions' Preferred Stock, representing at least 80% of the outstanding capital stock of Wireless Solutions. Retix and Wireless Solutions agree that there will be issued or reserved for future issuance to Wireless Solutions directors, officers, employees, consultants and other service providers (other than Retix or its affiliates) an aggregate of fifteen percent (15%) of the aggregate capital stock of Wireless Solutions on an as-converted basis. After the Closing, the Board of Directors of Wireless Solutions shall determine those persons to whom shares of Wireless Solutions' Common Stock (or options to purchase such shares) shall be issued, whether pursuant to the Key Employee Option Agreements or otherwise, which determination shall be final and binding.

              (b) CORPORATE OBJECTIVES. Retix and Wireless Solutions hereby acknowledge and agree that Wireless Solutions shall be operated as a for-profit enterprise with the principal strategic objective of obtaining liquidity for Wireless Solutions' shareholders through an Initial Public Offering, sale of Wireless Solutions or other appropriate transaction. Wireless Solutions shall initially operate on a strategic plan and financial model approved by Retix in its discretion. After the Closing, Wireless Solutions shall operate on a strategic plan and financial model approved by Wireless Solutions' Board of Directors.

              (c) TERMINATION. The provisions of this Section 5.13 shall terminate and be of no further force or effect upon the earliest to occur of (i) an Initial Public Offering, (ii) a Change of Control, or (iii) a Sale of Wireless Solutions Stock.

         5.14 SHARED ADMINISTRATIVE EXPENSES. Retix will provide certain administrative and support services to Wireless Solutions for a period to be mutually agreed upon in good faith. The foregoing services shall be provided by Retix to Wireless Solutions in a similar manner as such services were provided by Retix internally to support the Transferred Business prior to the Closing Date. The foregoing services shall be provided by Retix to Wireless Solutions at Retix's fully-loaded cost, defined as Retix's out-of-pocket costs of providing such services (including reasonable allocations of (i) the salaries of Retix personnel providing such services, and (ii) Retix's overhead costs associated with providing such services). Any costs and expenses incurred by one party pursuant to this Section 5.14 (including without limitation taxes, license fees, insurance fees and costs of professional services), which are payable in whole or in part by the other party pursuant to this Section 5.14, will be allocated between the parties as mutually agreed in good faith.

         5.15 SUPPORT AND DISCLOSURE. Wireless Solutions Management covenants and agrees to fully support Retix in its efforts to divest its equity holdings in Wireless Solutions to the public, a third party or to Wireless Solutions Management, and to provide full disclosure of all material information requested by any potential purchasers of such equity holdings, in each case as reasonably requested by Retix and in compliance with all applicable securities laws.

    6. CONDITIONS OF RETIX'S OBLIGATIONS. The obligation of Retix to consummate and effect this Agreement and the Other Agreements and the transactions contemplated hereby and thereby shall be subject to the satisfaction at the Closing of all of the following conditions, any of which may be waived, in writing, exclusively by Retix:

         6.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties of Wireless Solutions contained in this Agreement shall be true in all material respects at and as of the Closing Date, with the same effect as though made as of such date.

         6.2 COVENANTS. Wireless Solutions shall have complied with all agreements and covenants contained herein to be complied with by Wireless Solutions prior to or at the Closing Date.

         6.3 CLOSING DOCUMENTS. Retix shall have received, in form and substance satisfactory to Retix and its counsel, each and every closing document required to be delivered to them by this Agreement and the Other Agreements, including without limitation, a list of Transferred Contracts as determined by the parties in good faith.

         6.4 CONSENTS AND WAIVERS. Retix shall have obtained any and all consents, permits, approvals and waivers necessary or appropriate for the consummation of the transactions contemplated by this Agreement and the Other Agreements.

         6.5 OFFICER'S CERTIFICATE. Wireless Solutions shall have delivered to Retix a certificate, dated as of the Closing Date and signed by an authorized officer of Wireless Solutions, to the effect that the conditions specified in
Section 6.1 and Section 6.2 have been satisfied.

         6.6 BOARD OF DIRECTORS. The Board of Directors of Wireless Solutions shall consist of Joe Stephan, Jeffrey Drazan, Neil Hynes, Gilbert P. Williamson and one vacancy.

    7. CONDITIONS OF WIRELESS SOLUTIONS OBLIGATIONS. The obligation of Wireless Solutions to consummate and effect this Agreement and the Other Agreements and the transactions contemplated hereby and thereby shall be subject to the satisfaction at the Closing of all of the following conditions, any of which may be waived, in writing, exclusively by Wireless Solutions :

         7.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties of Retix contained in this Agreement shall be true and correct at and as of the Closing Date, with the same effect as though made as of such date, except for changes in the ordinary course of business consistent with past practices of Retix and other changes consistent with past practices of Retix which in the aggregate do not have a material adverse effect on the Transferred Assets, the Transferred Business or Wireless Solutions.

         7.2 COVENANTS. Retix shall have complied with all agreements and covenants contained herein to be complied with by Retix prior to or at the Closing Date.

         7.3 NO MATERIAL ADVERSE CHANGE. From the date of this Agreement, there shall not have occurred any material adverse change in the business, financial condition, operations or value of the Transferred Business or the value of the Transferred Assets.

         7.4 ASSET AND CONTRACT ASSIGNMENTS. Retix shall have taken or agreed to take any and all steps necessary to effectuate the assignment and transfer to Wireless Solutions of all Transferred Assets and Transferred Contracts, including but not limited to obtaining any and all necessary consents or waivers with respect thereto.

         7.5 CLOSING DOCUMENTS. Wireless Solutions shall have received, in form and substance satisfactory to Wireless Solutions and its counsel, each and every other closing document required to be delivered to them by this Agreement and the Other Agreements, including without limitation, a list of Transferred Contracts as determined by the parties in good faith.

         7.6 OFFICER'S CERTIFICATE. Retix shall have delivered to Wireless Solutions a certificate, dated as of the Closing Date and signed by an authorized officer of Retix, to the effect that the conditions specified in
Section 7.1 and Section 7.2 have been satisfied.

         7.7 CONSENTS AND WAIVERS. Wireless Solutions shall have obtained any and all consents, permits, approvals and waivers necessary or appropriate for the consummation of the transactions contemplated by this Agreement and the Other Agreements.

    8.   TERMINATION.


         8.1 AGREEMENT TERMINATION. This Agreement may be terminated and the transactions contemplated herein may be abandoned at any time prior to or at the Closing Date upon ten (10) business days prior notice: (a) by Wireless Solutions or Retix if there has been a material misrepresentation, breach of warranty, or breach of covenant by the other in any of their representations, warranties, or covenants set forth herein which the breaching party or parties fail to cure within ten (10) business days after receipt of notice thereof; (b) by Wireless Solutions if the conditions stated in Section 7 have not been satisfied by the Closing Date; (c) by Retix if the conditions stated in Section 6 have not been satisfied by the Closing Date, or (d) by mutual written agreement of Wireless Solutions and Retix.

         8.2 EFFECT OF TERMINATION. If this Agreement shall be terminated as provided in Section 8, all obligations of the parties hereunder and under the Other Agreements shall terminate without liability of any party to any other party, except that (i) the second and third sentences of Section 5.1(b) of this Agreement and Section 5.9 of this Agreement shall survive any such termination.

    9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the parties are material, shall be deemed to have been relied upon by the parties receiving such representations and warranties and shall survive the Closing. All such representations and warranties shall expire one year after the Closing.

    10.  GENERAL PROVISIONS.

         10.1 ASSIGNMENT. Except with respect to an assignment to a successor of all or substantially all of a party's business or assets, this Agreement is not transferable or assignable without the consent of each of the other party to this Agreement, and neither party shall have the power or right to assign, transfer or delegate any of its rights or obligations hereunder. Any assignment in derogation of the foregoing shall be void.

         10.2 AMENDMENTS AND WAIVERS. The waiver, amendment or modification of any provision of this Agreement or any right, power or remedy hereunder, whether by agreement of the parties or by custom, course of dealing or trade practice, shall not be effective unless in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought. No failure or delay by either party in exercising any right, power or remedy with respect to any of the provisions of this Agreement shall operate as a waiver of such provisions with respect to such occurrences.

         10.3 GOVERNING LAW. The legal relations between the parties shall be governed by the laws of the State of California, regardless of the choice of law provisions of California or any other jurisdiction.

         10.4 SEVERABILITY. In the event any provision of this Agreement or the application of any such provision shall be held to be prohibited or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. The remaining provisions of this Agreement shall remain in full force and effect, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall use their reasonable efforts to replace the provision that is contrary to law with a legal one approximating to the extent possible the original intent of, and the economic benefits accruing to, the parties.

         10.5 KNOWLEDGE. For purposes of this Agreement, to know or have knowledge of, or to be aware of or believe, any matter shall mean to know or have knowledge, be aware or believe, after due inquiry; provided such knowledge, awareness or belief shall only be imputed to employees of a party at the level of manager or above, together with such party's officers and directors.

         10.6 BINDING. This Agreement shall be binding upon and inure to the benefit of each of the parties and, to the extent permitted by Section 10.1, their respective successors and assigns.

         10.7 COMPLETE AGREEMENT. This Agreement and the Other Agreements and any schedules, exhibits and documents referred to herein or therein or executed contemporaneously herewith or therewith constitute the entire agreement among the parties with respect to the subject matter hereof and thereof. This Agreement and the Other Agreements supersede all prior written, and all prior and contemporaneous oral, agreements, representations, warranties, statements, promises and understandings with respect to the subject matter hereof and thereof.

         10.8 NO THIRD-PARTY BENEFICIARIES.  Nothing contained in this
Agreement shall be construed to give any person other than Retix and Wireless Solutions any legal or equitable right, remedy or claim under or with respect to this Agreement, the Transferred Assets or the Transferred Business.

         10.9 HEADINGS. Section headings are included solely for convenience, are not to be considered a part of this Agreement, and are not intended to be full and accurate descriptions of their contents.

         10.10 NOTICES. All notices or other communications which shall or may be given pursuant to this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered mail, or by facsimile transmission (with confirmation of transmission receipt), addressed as follows (or as is provided in the future by written notice as provided herein):

If to Wireless Solutions :                       Wireless Solutions
                                                 2401 Colorado Avenue
                                                 Santa Monica, CA  90404
                                                 Attn:  President

If to Retix:                                     Retix
                                                 2401 Colorado Avenue
                                                 Santa Monica, CA  90404
                                                 Attn:  President

         10.11 COUNTERPARTS. This Agreement may be executed in any number of copies, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         10.12 LANGUAGE INTERPRETATION. In the interpretation of this Agreement, unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, (c) references to persons shall include corporations or other bodies and vice versa, and (d) references to parties, sections, schedules, paragraphs and exhibits shall mean the parties, sections, schedules, paragraphs and exhibits of and to this Agreement unless otherwise indicated by the context.

         10.13 DRAFTING. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

         10.14 TRANSACTION COSTS. Except as otherwise provided herein, each party shall be responsible for any costs, expenses and claims (including attorneys' fees and professional and brokers' fees and commissions) arising out of its negotiation, execution and performance of this Agreement and of the Other Agreements.

         10.15 ATTORNEYS' FEES AND OTHER COSTS. In the event of any dispute or controversy arising out of this Agreement, the prevailing party shall be entitled to reimbursement of its costs, including court and mediation, dispute resolution and/or arbitration costs and attorneys' and expert witnesses' fees and costs.

                               [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

WIRELESS SOLUTIONS                               RETIX

By:                                         By:
   -------------------------                    -------------------------
Title:                                      Title:
      ----------------------                       ----------------------

                            MASTER AGREEMENT EXHIBIT LIST


    EXHIBIT A      Form of Grant Back License Agreement

    EXHIBIT B      Form of Loan Agreement

    EXHIBIT C      Form of Key Employee Option Agreement

    EXHIBIT D      Wireless Solutions Disclosure Schedule

    EXHIBIT E      Form of Preferred Stock Purchase Agreement

    EXHIBIT F      List of Products

    EXHIBIT G      Retix Disclosure Schedule

    EXHIBIT H      Form of Rights Agreement

    EXHIBIT I      Form of Security Agreement

    EXHIBIT J      List of Transferred Assets

    EXHIBIT K      List of Transferred Liabilities

                                      EXHIBIT A

                             GRANT-BACK LICENSE AGREEMENT


    This Grant-Back License Agreement (the "AGREEMENT") is made as of May 31, 1996 (the "EFFECTIVE DATE") by and between Retix, a California corporation with offices at 2401 Colorado Avenue, Santa Monica, CA 90404 ("RETIX"), and Wireless Solutions, a California corporation with offices at 2401 Colorado Avenue, Santa Monica, CA 90404 ("WIRELESS SOLUTIONS").

    In consideration of the mutual covenants contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, Wireless Solutions and Retix hereby agree as follows:

    1.   DEFINITIONS.

         "LICENSED MATERIALS" shall be each computer program whether in software, firmware, physical or other form, as well as any other technology or designs (whether hardware, software, firmware or other form thereof) which, as of the Closing Date, was either owned by Wireless Solutions or permitted to be licensed by Wireless Solutions to Retix on the terms provided for herein, in each case after giving effect to the transfer of assets and other matters contemplated in the Master Agreement. Such Licensed Materials shall include, without limitation, those programs and other items specified in EXHIBIT A and such other rights as the parties may from time to time agree to incorporate into such Exhibit. The term "LICENSED MATERIAL" shall specifically include documentation and related materials pertinent to such program, design or other material and any updated version or portion thereof furnished to Retix by Wireless Solutions for use in connection with or replacement of a Licensed Material, and shall specifically exclude future additions, improvements or modifications thereto unless approved in writing by Wireless Solutions and Retix.

         "MASTER AGREEMENT" shall mean the Master Agreement between Wireless Solutions and Retix of even date herewith.

         "OBJECT FORM" shall mean any machine translated version of the Source Form suitable for execution by computer equipment, or any intermediate form derived from Source Form which can be made executable by computer equipment.

         "PRODUCTS" shall mean all hardware, software and other products developed, marketed or sold by Retix or its subsidiaries or affiliates which contain Licensed Materials and which also contain material added features or other material distinguishing characteristics from the Licensed Materials incorporated therein.

         "SOURCE FORM" shall mean the source code form on any media of any Licensed Material in the language as delivered by Wireless Solutions to Retix, or any translation or modification of such Licensed Material which substantially preserves its original identity.

    2.   LICENSE GRANT.

         2.1 TECHNOLOGY LICENSE. Wireless Solutions hereby grants to Retix and its authorized contractors a non-exclusive, non-transferable (except as provided in Section 8.1) worldwide, perpetual, fully-paid license, with the right to sublicense, to use, copy, have copied and distribute Licensed Materials in conjunction with the operation, development, design, manufacture, marketing, sale or other disposition of the Products.

         2.2 USE OF SOURCE FORM FOR DEVELOPMENT. Wireless Solutions hereby grants to Retix and its authorized contractors a non-exclusive, non-transferable (except as provided in Section 8.1) worldwide, perpetual, fully-paid license with the right to sublicense, to use, copy and have copied the Source Form of Licensed Materials for the purpose of adapting or incorporating such Licensed Materials for operation in connection with the Products.

         2.3 USE OF OBJECT FORM IN PRODUCTS. Wireless Solutions hereby grants to Retix and its authorized contractors a non-exclusive, non-transferable (except as provided in Section 8.1), worldwide, perpetual, fully-paid license, with rights to sublicense as described in Section 2.3, to use, copy, have copied, and distribute the Object Form of Licensed Materials solely on and in conjunction with the Products.

         2.4  RIGHT TO GRANT SUBLICENSES.

              (a)  RIGHT TO GRANT OBJECT FORM OR SUBLICENSES.
    (i) Wireless Solutions hereby grants Retix a non-exclusive, non-transferable (except as provided in Section 8.1), worldwide, perpetual, fully-paid right to grant and to grant to distributors, resellers and other parties who distribute Products the right to grant sublicenses (not exceeding the scope of the underlying license) to use, copy and have copied the Object Form of Licensed Materials solely on and in conjunction with the Products, provided that (i) such sublicensees agree to be bound by terms and conditions no less restrictive than those set forth in the End User License Agreement attached hereto as EXHIBIT B , and (ii) any distributors, resellers and other parties who distribute Products, to which Retix grants the right to grant sublicenses as provided above, agree in writing to be bound by all of the restrictions contained in this Agreement applicable to Retix. Neither Retix nor its distributors, resellers and other parties who distribute Products shall distribute the Licensed Materials other than in connection with the marketing and sale of Products.

    (ii) If the Object Form is sublicensed on media or devices separately from the Products, then Retix shall use appropriate means to provide for the acceptance of said End User License Agreement by the end user sublicensee and installation of the Object Form only on Products, which means may include a customary written shrinkwrap or break-seal document specifying such provisions.

    (iii) If the Object Form is sublicensed in the form of firmware in Read Only Memory (ROM) attached directly to the Products, then said End User License Agreement, or provisions containing at a minimum those of said End User License Agreement, will be made a part of a written agreement between Retix and any purchaser of Products, or in lieu thereof a customary written shrink wrap or break-seal document specifying such provisions.

              (b) RIGHT TO GRANT SOURCE FORM SUBLICENSES. Wireless Solutions hereby grants Retix a non-exclusive, non-transferable (except as provided in Section 8.1), worldwide, perpetual, fully-paid right to grant sublicenses (not exceeding the scope of the underlying license) to use, copy and have copied the Source Form of Licensed Materials solely on specific items of Products under the conditions specified below, provided that such sublicensees agree to be bound by a source code license agreement permitting the use of the Source Form of Licensed Materials solely for the purposes outlined below, and having terms no less restrictive than those specified in Section 5 (Confidentiality):

    (i) Source Form is required to be held in escrow by a government sublicensee; or

    (ii) Source Form for any or all of the Licensed Materials is required for maintenance by a sublicensee.

         In addition to those provisions outlined above, Retix agrees that its Source Form sublicensees specified in clauses (i) and (ii) above shall be bound by the following additional provisions:


                        (A) Such Source Form sublicenses shall be used for maintenance purposes only with no rights to develop or distribute improvements, adaptations, new versions or derivative works of the Licensed Materials.

                        (B) Except as expressly provided or permitted in this Agreement, such Source Form sublicensees shall have no rights to distribute or otherwise make available Source Form or Object Form to other legal entities other than affiliates of such Source Form sublicensees.

                        (C) Such Source Form sublicensees shall use the Source Form and any Object Form compiled therefrom solely in accordance with the restrictions set forth on EXHIBIT B (in addition to the other restrictions set forth herein).

         2.5 SUBLICENSES TO GOVERNMENT AGENCIES. Wireless Solutions grants to Retix a non-exclusive, non-assignable, restricted right to sublicense the Object Form of Licensed Materials to Government units or agencies, with such Government units or agencies acquiring only the most limited and restricted rights, permitted under applicable law, in such Licensed Materials and related proprietary technical information, data, documentation, and any other forms of recording and communication. Wireless Solutions grants no subsequent rights to sublicense such Licensed Materials. If the sublicensee is the United States Government, the restrictions as set forth in DFARS 227.7202 for military agencies, and FAR 12.212 for civilian agencies, apply. For purposes of such regulations, the Contractor/Manufacturer shall be deemed to be Wireless Solutions. Retix and Wireless Solutions expressly agree to follow all procedures necessary to secure such limited and restricted rights.

         2.6 SUBLICENSE ENFORCEMENT. Retix agrees, upon written request or prior written approval of Wireless Solutions to perform the duties and enforce the rights of Wireless Solutions with respect to any sublicense granted by Retix under this Agreement, to the extent permitted under the terms of such sublicense.

         2.7  RIGHTS TO IMPROVEMENTS.  Wireless Solutions agrees to notify
Retix promptly in writing of the existence of and the specifications for any improvements, enhancements, modifications or amendments to the Licensed Materials (the "IMPROVEMENTS") that Wireless Solutions does not market as new products and of any versions to or new versions of the Licensed Materials that Wireless Solutions markets or new products which it has developed and proposes to make available to any third party (the "TECHNOLOGIES," and collectively with the Improvements, the "NEW TECHNOLOGIES"). Until the consummation of Wireless Solutions' Initial Public Offering (as defined in the Master Agreement), Wireless Solutions shall make any such New Technologies available for use by Retix on terms no less favorable than those provided by Wireless Solutions to its most favored customer and at a rate equal to the greater of Wireless Solutions' most favored customer discount or a 50% discount off the then-current Wireless Solutions suggested end-user price for such New Technology, in each case for Wireless Solutions customers contemporaneously purchasing the Licensed Materials under similar terms. Following the consummation of Wireless Solutions' Initial Public Offering, Wireless Solutions shall make any such New Technologies available for use by Retix on terms no less favorable than those provided by Wireless Solutions to Equivalent Purchasers (as defined below) of similar Wireless Solutions products and services. As used in the foregoing sentence, the term "EQUIVALENT PURCHASERS" shall mean purchasers of Wireless Solutions products or services who (i) are not affiliated with Wireless Solutions, and (ii) purchase such products or services on terms that are substantially equivalent to those applicable to Retix.

         2.8 THIRD-PARTY ROYALTIES. No royalties or similar payments are payable by Retix to Wireless Solutions under this Agreement, except for payments that may arise under Section 2.7 and except for royalties owed by Wireless Solutions to third parties with respect to Retix' or Retix' sublicensees' use of the Licensed Materials (collectively, "THIRD-PARTY ROYALTIES"). At the end of each calendar quarter, Wireless Solutions shall prepare a quarterly statement showing the Third Party Royalties actually paid by Wireless Solutions during such quarter. Within 15 days of its receipt of such quarterly statement, Retix shall reimburse Wireless Solutions for the Third Party Royalty payments actually paid as indicated in such statement.

         2.9 WARRANTY DISCLAIMER. WIRELESS SOLUTIONS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED MATERIALS OR ANY OTHER MATERIALS PROVIDED HEREUNDER AND EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

    3. DELIVERABLES. At the Closing pursuant to the Master Agreement between Wireless Solutions and Retix of even date herewith, Wireless Solutions shall provide Retix with a copy of all Licensed Materials, including copies of all computer programs included in the Licensed Materials in Source Form and Object Form (and including sufficient documentation for a complete technical understanding of such programs) for Retix's use in accordance with the terms of this Agreement. Thereafter, during the term of this Agreement, Wireless Solutions shall provide Retix with prompt written notification of any additions, improvements or modifications to the Licensed Materials, developed by or for Wireless Solutions, and shall thereafter promptly deliver to Retix a copy of any such additions, improvements or modifications which the parties agree should be included in the Licensed Materials.

    4. SUPPORT. Retix shall be solely responsible for supporting and providing maintenance of all or any part of the Licensed Materials and documentation as provided to Retix's customers. Wireless Solutions shall have no obligation to provide any consultation or maintenance support to Retix's customers with respect to all or any part of the Licensed Materials or other subject matter of this Agreement.

    5.   CONFIDENTIALITY.

         5.1 CONFIDENTIAL INFORMATION. As used in this Agreement, the term "Confidential Information" shall mean any information disclosed by one party to the other pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential", "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and is reduced to writing by the disclosing party within a reasonable time (not to exceed thirty (30) days) after its oral disclosure, and such writing is marked in a manner to indicate its
confidential nature and delivered to the receiving party.   Notwithstanding any
failure to so identify it, however, all Licensed Materials to be supplied by Wireless Solutions hereunder shall constitute Wireless Solutions' Confidential Information without need for further marking.

         5.2 CONFIDENTIALITY. Each party shall treat as confidential all Confidential Information of the other party, shall not use such Confidential Information except as set forth herein, and shall use reasonable efforts not to
disclose such Confidential Information to any third party.   Without limiting
the foregoing, each of the parties shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information.

         5.3 EXCEPTIONS. Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information of the other which the receiving party can prove:

    (i) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party;

    (ii) was known to the receiving party, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure;

    (iii) is disclosed with the prior written approval of the disclosing party;

    (iv) was independently developed by the receiving party without any use of the Confidential Information, as demonstrated by files created at the time of such independent development;

    (v) becomes known to the receiving party, without restriction, from a source other than the disclosing party without breach of this Agreement by the receiving party and otherwise not in violation of the disclosing party's rights;

    (vi) is disclosed generally to third parties by the disclosing party without restrictions similar to those contained in this Agreement; or

    (vii) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure;

provided, that Sections 5.3(ii) and (iv) shall not apply to any Licensed Materials originally developed by Retix prior to the Effective Date, subsequently transferred to Wireless Solutions, and then licensed back to Retix by Wireless Solutions pursuant to this Agreement.

         5.4  REMEDIES.  Any breach of the restrictions contained in this
Section 5 is a breach of this Agreement which may cause irreparable harm to the nonbreaching party. Any such breach shall entitle the nonbreaching party to injunctive relief in addition to all legal remedies.

         5.5 PRESERVATION OF NOTICES. Wireless Solutions shall retain title and copyrights to the Licensed Materials and related materials that are provided by Wireless Solutions to Retix. Appropriate copyright notices shall be placed on the materials supplied by Wireless Solutions (or as modified by Wireless Solutions following the closing contemplated by the Master Agreement) and shall be embedded in the Source Form and Object Form, of Licensed Materials, and such notices shall be retained on full or partial copies made by Retix. Retix agrees to reproduce and include all notices, including but not limited to, any proprietary notices, copyright notices, and restricted rights legends, appearing thereon.

    6.   EXPORT CONTROLS.

         6.1 EXPORT CONTROLS IN GENERAL. In exercising its rights under this Agreement, Retix agrees to comply strictly and fully with all export controls imposed on the Licensed Materials by any country or organization of nations within whose jurisdiction Retix operates or does business and with all applicable international, national regional and local laws including all relevant commodity control laws and regulations in any transactions involving Licensed Materials.

         6.2  COMPLIANCE WITH EXPORT CONTROLS.

              (a) With respect to exportation or re-exportation of any part of the Licensed Materials, Retix agrees not to export or permit exportation without first (i) obtaining any required written permission to do so from the United States Office of Export Administration and any other appropriate governmental agencies of the United States, or (ii) complying fully and strictly with all requirements of any general license exempting the exportation from the requirement for that permission.

              (b) Retix agrees to comply with the United States Export Administration Act of 1979 as amended (the "ACT"), and with the Export Administration Regulations ("EAR") promulgated from time to time thereunder by the United States Department of Commerce ("DOC") in connection with the exercise of its rights hereunder.

              (c) Each party agrees to execute any documents reasonably requested by the other party (including applications for export licenses and written assurances of non-reexportation) for the purpose of complying with the Act and EAR. Retix agrees to keep, at a minimum, the following records required by DOC for all Licensed Materials incorporated within Products shipped under this Agreement:

    (i)  Name and complete address of Retix's customer;

    (ii) Customer's type of business and industry;

    (iii) End use of Product sold; and

    (iv) Serial numbers and dates of Product sold.

              Retix understands and agrees that Licensed Materials may not be exported, resold or reexported except in a manner which complies with this Section and Wireless Solutions shall not under any circumstances be liable to Retix for any damages whatsoever in the event such export licenses are not obtained or if any shipment of the Licensed Materials is delayed because of delays in obtaining such licenses.

    7.   INDEMNIFICATION AND LIMITATION OF LIABILITY.

         (a) Wireless Solutions shall indemnify Retix and hold it harmless from any loss, claim or damage (including attorney's fees) arising out of Wireless Solutions' use or possession of the Licensed Materials or related materials (including, but not limited to, infringement or claims of infringement of any patents, trademarks, copyrights or other intellectual property rights).

         (b) EXCEPT FOR ACTIONS PURSUANT TO SECTIONS 5.1, 5.2, 5.3 AND/OR 5.4, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS, LOSS OF USE OR LOST DATA) ARISING FROM OR BASED UPON THIS AGREEMENT OR ANY BREACH HEREOF, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER OR NOT SUCH PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

    8.   GENERAL PROVISIONS.

         8.1 ASSIGNMENT. Except with respect to an assignment to a successor in business or an acquiror of all or substantially all of a party's business or assets, this Agreement is not transferable or assignable without the consent of the other party to this Agreement. Any assignment in derogation of the foregoing shall be void.

         8.2 AMENDMENTS AND WAIVERS. The waiver, amendment or modification of any provision of this Agreement or any right, power or remedy hereunder, whether by agreement of the parties or by custom, course of dealing or trade practice, shall not be effective unless in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought. No failure or delay by either party in exercising any right, power or remedy with respect to any of the provisions of this Agreement shall operate as a waiver of such provisions with respect to such occurrences.

         8.3 GOVERNING LAW. The legal relations between the parties shall be governed by the laws of the State of California, regardless of the choice of law provisions of California or any other jurisdiction.

         8.4 SEVERABILITY. In the event any provision of this Agreement or the application of any such provision shall be held to be prohibited or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. The remaining provisions of this Agreement shall remain in full force and effect, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall use their best efforts to replace the provision that is contrary to law with a legal one approximating to the extent possible the original intent of, and the economic benefits accruing to, the parties.

         8.5 KNOWLEDGE. For purposes of this Agreement, to know or have knowledge of, or to be aware of or believe, any matter shall mean to know or have knowledge, be aware or believe, after due inquiry; provided such knowledge, awareness or belief shall only be imputed to employees of a party at the level of manager or above, together with such party's officers and directors.

         8.6 BINDING. This Agreement shall be binding upon and inure to the benefit of each of the parties and, to the extent permitted by Section 8.1, their respective successors and assigns.

         8.7 COMPLETE AGREEMENT. This Agreement and any schedules, exhibits and documents referred to herein or executed contemporaneously herewith constitute the entire agreement among the parties with respect to the subject matter hereof. This Agreement supersedes all prior written, and all prior and contemporaneous oral, agreements, representations, warranties, statements, promises and understandings with respect to the subject matter hereof.

         8.8 HEADINGS. Section headings are included solely for convenience, are not to be considered a part of this Agreement, and are not intended to be full and accurate descriptions of their contents.

         8.9 NOTICES. All notices or other communications which shall or may be given pursuant to this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered mail, or by facsimile transmission (with confirmation of transmission receipt), addressed as follows (or as is provided in the future by written notice as provided herein):

If to Wireless Solutions:                        Wireless Solutions
                                                 2401 Colorado Avenue
                                                 Santa Monica, CA 90404
                                                 Attn: President

If to Retix:                                     Retix
                                                 2401 Colorado Avenue
                                                 Santa Monica, CA  90404
                                                 Attn:  President

         8.10 COUNTERPARTS. This Agreement may be executed in any number of copies, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         8.11 LANGUAGE INTERPRETATION. In the interpretation of this Agreement, unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, (c) references to persons shall include corporations or other bodies and vice versa, and (d) references to parties, sections, schedules, paragraphs and exhibits shall mean the parties, sections, schedules, paragraphs and exhibits of and to this Agreement unless otherwise indicated by the context.

         8.12 DRAFTING. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

         8.13 TRANSACTION COSTS. Except as otherwise provided herein, each party shall be responsible for any costs, expenses and claims ( including attorneys' fees and professional and brokers' fees and commissions) arising out of its negotiation, execution and performance of this Agreement.

         8.14 ATTORNEYS' FEES AND OTHER COSTS. In the event of any dispute or controversy arising out of this Agreement, the prevailing party shall be entitled to reimbursement of its costs, including court and mediation, dispute resolution and/or arbitration costs and attorneys' and expert witnesses' fees and costs.



                               [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

WIRELESS SOLUTIONS                          RETIX


By:                                         By:
     ------------------------------              -------------------------

Title:                                      Title:
       ---------------------------                 -----------------------

                                      EXHIBIT A

                                 LICENSED MATERIALS



                                      EXHIBIT B

                         FORM OF END USER LICENSE AGREEMENT

                                      EXHIBIT B

                                    LOAN AGREEMENT

    This Loan Agreement (the "AGREEMENT") dated as of May 31, 1996, is by and between Retix, a California corporation (the "LENDER") and Wireless Solutions, a California corporation (the "BORROWER").

    1.   LOAN.

         1.1 Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of Borrower set forth herein, Lender agrees to provide Borrower with a credit line of up to $1,000,000 (the "CREDIT LINE") to be secured by all of Borrower's assets pursuant to the Security Agreement between Lender and Borrower of even date herewith (the "SECURITY AGREEMENT").

         1.2 Advances under the Credit Line may be advanced to Borrower in a single funding or in separate fundings (each such event, a "FUNDING EVENT," and each date thereof, a "FUNDING DATE"). Borrower shall provide Lender at least ten (10) business days prior notice of each requested Funding Event. Each Funding Event shall be evidenced by a promissory note of Borrower in favor of Lender substantially in the form of EXHIBIT A to this Agreement (each a "NOTE" and together the "NOTES").

         1.3 Subject to the terms and conditions of this Agreement, on or before May 31, 1999, Borrower may re-borrow amounts repaid under the Credit Line. Any amounts re-borrowed under the Credit Line shall be evidenced by a Note, and shall be subject to the terms and conditions of this Agreement, including the repayment terms set forth in the Note and in Section 3 below. No loans shall be made to Borrower after May 31, 1999, and any notes outstanding as of such date shall be repaid by Borrower in accordance with their respective terms.

         1.4 Amounts borrowed or re-borrowed under the Credit Line shall be used solely and exclusively to fund the Borrower's ongoing operating expenses as approved by the Borrower's Board of Directors.

    2. CONDITIONS PRECEDENT TO FUNDING. The obligation of Lender to make advances under the Credit Line to Borrower, or any funding thereof, is subject to the following conditions:

         2.1 That Lender shall have received, on or before each Funding Date, including the first such Funding Date, each of the following, in form and substance satisfactory to Lender and its counsel, if any: (a) a Note in the principal amount of the respective funding duly executed by Borrower; and (b) a certificate of an officer of Borrower that the representations and warranties contained in this Agreement are true and correct on the Funding

Date and that there is no Event of Default under this Agreement and no event or condition which, with lapse of time or giving of notice, would become such an Event of Default;

         2.2 That no Event of Default under this Agreement and no event or condition which would, with the giving of notice or lapse of time or both, become such an Event of Default under this Agreement shall have occurred and be continuing on or before each Funding Date; and

         2.3 That such Credit Line is, in aggregate amount as well as in the timing of the respective Funding Event, consistent with Borrower's written annual operating plan previously approved by its Board of Directors.

    3.   REPAYMENT OF LOAN.

         3.1 REPAYMENT TERMS. Payments of interest must be made in on the first day of each calendar quarter following the date of each Note. Payments of principal must also be made on the first day of each calendar quarter following the date of each Note out of any funds available to Borrower at such time. Payments of both interest and principal shall also be due immediately upon the occurrence of certain events as set forth below. Solely for purposes of illustration, if on the first day of a calendar quarter,

              (a) Borrower has (1) an outstanding promissory note in the principal amount of $250,000 ("NOTE 1"), (2) quarterly interest due on Note 1 in the amount of $3,750, (3) a later dated outstanding promissory note in the principal amount of $750,000 ("NOTE 2"), (3) quarterly interest due on Note 2 in the amount of $12,000 and (4) a cash balance in its accounts of $2,500,000, then on such date Borrower must pay to Lender (1) the entire $15,750 in interest due on Notes 1 and 2, then (2) the entire $250,000 principal balance due on Note 1, then (3) the entire $750,000 principal balance due on Note 2, and

              (b) Borrower has (1) an outstanding promissory note in the principal amount of $250,000 ("NOTE 1"), (2) quarterly interest due on Note 1 in the amount of $3,750, (3) a later dated outstanding promissory note in the principal amount of $750,000 ("NOTE 2"), (3) quarterly interest due on Note 2 in the amount of $12,000 and (4) a cash balance in its accounts of $500,000, then on such date Borrower must pay to Lender (1) the entire $15,750 in interest due on Notes 1 and 2, then (2) the entire $250,000 principal balance due on Note 1, then (3) the entire remaining cash balance in Borrower' accounts ($234,250) towards the reduction of the principal balance due on Note 2.

         3.2 PREPAYMENT. Borrower may prepay the Credit Line, or any portion thereof, at any time, without prepayment penalty.

         3.3 LATE PAYMENT CHARGE. Payments of principal (and of interest to the extent permitted by law) not made on the due date shall bear interest at a rate per annum equal to the rate specified in each Note plus two percent (2%), but not in excess of the maximum rate permitted by law until such unpaid amount has been paid in full (whether before or after judgment). All interest provided for in this Section 3.3 shall be payable on demand.

         3.4 NON-BUSINESS DAYS. Whenever any payment required under this Agreement falls due on a day that is not a business day, such payment shall be made on the next succeeding business day.

         3.5 ACCELERATION. At Lender's option, the entire principal amount and interest due under the Notes shall become immediately due and payable, and no further amounts may be borrowed or re-borrowed under the Credit Line: (i) if Borrower sells all or substantially all of its assets, (ii) if Borrower liquidates, dissolves or consummates any consolidation, merger or other combination (except a merger, consolidation, sale of assets or other combination in which the shareholders of Borrower immediately prior to the transaction hold more than fifty percent (50%) of the outstanding voting securities of the surviving or purchasing entity by virtue of voting equity securities of the successor entity received in connection with such transaction in exchange for shares or other securities of Borrower owned immediately prior to the closing of such transaction), or (iii) upon the occurrence of any Event of Default (as defined below). In addition, 50% of the entire principal amount and unpaid accrued interest under the Notes shall become immediately due and payable, at Lender's option, if the Borrower consummates any transaction as a result of which Lender ceases to own at least 50% of the then outstanding capital stock of Borrower on an as converted to Common Stock basis.

    4. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Agreement, Borrower makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the Notes:

         4.1 CORPORATE EXISTENCE AND POWERS. Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of State of California, and (b) has all corporate power and authority to carry out this Agreement and the transactions contemplated herein. Borrower is not qualified or licensed to do business as a foreign corporation in any state. Borrower does not own, directly or indirectly, any equity or other interest in any other corporation, association, partnership or other business entity.

         4.2 CORPORATE AUTHORIZATIONS; BINDING EFFECT. The execution, delivery and performance by Borrower of this Agreement are within the corporate authority of Borrower, have been duly authorized by all necessary corporate proceedings and do not and will not, to the knowledge of Borrower, (i) contravene, or constitute a default under, any provisions of applicable law or regulations or of the Articles of Incorporation or Bylaws of Borrower or of any presently existing material contract, agreement, judgment, order, decree or other material instrument binding upon Borrower or (ii) result in or require the creation or imposition of any lien upon or with respect to any material property now or hereafter owned by Borrower under any presently existing material contract, agreement or other material instrument binding upon it, other than that specifically created under this Agreement. To the knowledge of Borrower, this Agreement constitutes, as of its execution, a legal, valid and binding agreement enforceable against Borrower in accordance with its terms.

         4.3 GOVERNMENTAL AND OTHER CONSENTS NOT REQUIRED. To the knowledge of Borrower, no license, authorization, consent or approval of any governmental body, other body or agency is required to be obtained by Borrower in connection with the execution and delivery of this Agreement, or in connection with the carrying out by Borrower of its obligations under this Agreement.

         4.4 LITIGATION. There is no action, suit or proceeding pending, or to the knowledge of Borrower, threatened, against or affecting Borrower before any court or arbitration tribunal or any other governmental department, administrative agency or instrumentality which, if such action, suit or proceeding would be determined against Borrower, would affect the ability of Borrower to perform its obligations under this Agreement. To its knowledge, Borrower is not in default in any material respect with respect to any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award.

         4.5 TITLE TO COLLATERAL. Borrower warrants that Borrower has acquired good and merchantable title to the Collateral (as defined in the Security Agreement between Borrower and Lender of even date with this Agreement) at such time and in such manner as to create a first priority security interest in the Collateral in favor of Lender (provided and on the condition that Lender makes timely filings in the proper offices of all UCC-1 financing statements furnished to it) free and clear of in each instance any other security interests, liens, claims, encumbrances and rights of others except any lien created by this Agreement, liens for taxes not yet due and payable and any security interests which will be discharged at or before the funding contemplated hereby.

         4.6 DISCLOSURE. All information heretofore, herein or hereafter supplied to Lender by or on behalf of Borrower with respect to the Collateral is and will be accurate and complete in all material respects.

         4.7 RECONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Borrower shall reconfirm as of each Funding Date that all the aforesaid representations and warranties remain valid and in full force and effect.

    5. COVENANTS OF BORROWER. Borrower covenants that until the payment in full of the Credit Line and fulfillment of all its obligations under this Agreement, Borrower shall comply with the following covenants:

         5.1 NO SALE. As long as any amount due under this Agreement or under any Note remains unpaid, Borrower will not sell, assign, transfer, encumber, lease or otherwise dispose of all, or any part, of its right, title and interest in any of the Collateral pledged as security for the Credit Line, except for licenses granted or sales of products by Borrower in the ordinary course of business, or as set forth in this Agreement.

         5.2 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral, or cause the Collateral to be maintained, in good order and condition, reasonable wear and tear excepted.

         5.3 PAYMENT OF TAXES. Borrower will pay when due and before any interest or penalty is assessed, all taxes, federal, state or local, and all levies or charges assessed against the Collateral to the appropriate authorities. Borrower will discharge, or cause to be discharged, all liens, security interests and encumbrances affecting the Collateral arising therefrom.

         5.4 CORPORATE EXISTENCE. Borrower shall preserve and maintain its existence as a corporation under the laws of the state of its incorporation and all of its rights, privileges and franchises necessary or desirable in the normal course of its business.

         5.5  FINANCIAL STATEMENTS.

              (a)  Borrower shall deliver to Lender:

                   (i) Within 90 days after the end of each fiscal year, an audited balance sheet as of the end of such fiscal year, and a statement of income and retained earnings for such fiscal year, and a statement of cash flows for such fiscal year (each with the accompanying footnotes) all in reasonable detail;

                   (ii) Within 45 days after the end of each of the first three quarters of each fiscal year, Borrower shall provide copies of (A) the unaudited balance sheet at the end of the interim period ending at the end of such quarter, and (B) the related consolidated statement of income and changes in financial position for the portion of the fiscal year ended at the end of such period; each of the financial statements shall present fairly the consolidated financial position of Borrower at the end of each such quarter, and the consolidated results of operations and cash flows for the portion of the fiscal year ended at the end of such period, all in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in (i) above (except that such quarterly statements will not contain footnotes);

         5.6  NOTICES.  Borrower shall give immediate notice to Lender of:

              (a) the occurrence of any Event of Default (as defined below) accompanied by a certificate specifying the nature of such Event of Default, the circumstances thereof and the action that Borrower has taken or proposes to take;

              (b) any claim, litigation or judicial proceeding which may exist at any time which, if determined adversely, could have a material adverse effect on the ability of Borrower to perform its obligations under this Agreement;

              (c) any event that materially adversely affects the value of the Collateral, the ability of Borrower to dispose of any Collateral or the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Collateral; and

              (d) any material adverse change in the composition of the Collateral.

         5.7 NO CONFLICTS. Borrower shall not enter into any agreement that would materially impair or conflict with Borrower's obligations hereunder without Lender's prior written consent, which consent shall not be unreasonably withheld. Borrower shall not permit the inclusion in any material contract to which its becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

    6. EVENTS OF DEFAULT. Any of the following events shall constitute an "EVENT OF DEFAULT" under this Agreement and under the Notes:

         6.1 PAYMENTS. Borrower shall fail to make any payment due under this Agreement or under any Note after the same shall become due and such failure shall continue for ten days after Borrower receives notice of non-payment;

         6.2 LIENS. Borrower shall suffer the imposition upon the Collateral or any part thereof of any claim, lien, security interest, encumbrance or charge which is prior to or on a parity with the security interest granted under this Agreement, except as contemplated by this Agreement, and such imposition shall remain undischarged for a period of ten days after Borrower has actual notice or actual knowledge thereof;

         6.3 COVENANTS. Borrower shall fail to perform or observe any material covenant, condition or agreement to be performed or observed by Borrower in this Agreement, any Note or in any agreement or certificate of Borrower furnished to Lender in connection herewith and such failure shall continue unremedied after occurrence of such failure for a period of ten days after the earlier of Borrower's actual knowledge of such failure or receipt of written notice thereof;

         6.4 INSOLVENCY. Borrower shall have become insolvent or bankrupt or admit in writing its inability to pay any of its debts as they mature or make an assignment for the benefit of creditors, or a receiver or trustee shall have been appointed with respect to Borrower; PROVIDED , that an Event of Default shall not have occurred under this Agreement if such action is opposed by Borrower and is dismissed within sixty days; or

         6.5 BANKRUPTCY. Bankruptcy, reorganization arrangement, insolvency or liquidation proceedings for relief under Title XI of the United States Code or any bankruptcy law or similar law now or hereafter in force for the relief of debtors shall be instituted by or against Borrower and, solely with respect to any proceedings instituted against Borrower by a third party, Borrower shall fail to dismiss or to stay such proceedings within sixty (60)days of such institution.

    7. SURVIVAL OF REPRESENTATIONS. All representations and warranties made in this Agreement or in any relevant documents furnished to Lender by Borrower under this Agreement and executed by its authorized officer or agent shall survive the execution and delivery of this Agreement and any such relevant documents furnished to Lender by Borrower and executed by its authorized officer or agent and shall continue so long as any obligations under this Agreement are outstanding and unsatisfied.

    8.   MISCELLANEOUS.

         8.1 ASSIGNMENT. Except with respect to an assignment to a successor of all or substantially all of a party's business or assets, this Agreement is not transferable or assignable without the consent of each of the other party to this Agreement, and neither party shall have the power or right to assign, transfer or delegate any of its rights or obligations hereunder. Any assignment in derogation of the foregoing shall be void.

         8.2 AMENDMENTS AND WAIVERS. The waiver, amendment or modification of any provision of this Agreement or any right, power or remedy hereunder, whether by agreement of the parties or by custom, course of dealing or trade practice, shall not be effective unless in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought. No failure or delay by either party in exercising any right, power or remedy with respect to any of the provisions of this Agreement shall operate as a waiver of such provisions with respect to such occurrences.

         8.3 GOVERNING LAW. The legal relations between the parties shall be governed by the laws of the State of California, regardless of the choice of law provisions of California or any other jurisdiction.

         8.4 SEVERABILITY. In the event any provision of this Agreement or the application of any such provision shall be held to be prohibited or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. The remaining provisions of this Agreement shall remain in full force and effect, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall use their best efforts to replace the provision that is contrary to law with a legal one approximating to the extent possible the original intent of, and the economic benefits accruing to, the parties.

         8.5 KNOWLEDGE. For purposes of this Agreement, to know or have knowledge of, or to be aware of or believe, any matter shall mean to know or have knowledge, be aware or believe, after due inquiry; provided such knowledge, awareness or belief shall only be imputed to employees of a party at the level of manager or above, together with such party's officers and directors.

         8.6 BINDING. This Agreement shall be binding upon and inure to the benefit of each of the parties and, to the extent permitted by Section 8.1, their respective successors and assigns.

         8.7 HEADINGS. Section headings are included solely for convenience, are not to be considered a part of this Agreement, and are not intended to be full and accurate descriptions of their contents.

         8.8 NOTICES. All notices or other communications which shall or may be given pursuant to this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered mail, or by facsimile transmission (with confirmation of transmission receipt), addressed as follows (or as is provided in the future by written notice as provided herein):

If to Borrower:                        Wireless Solutions
                                       2401 Colorado Avenue
                                       Santa Monica, CA  90404
                                       Attn:  President

If to Lender:                          Retix
                                       2401 Colorado Avenue
                                       Santa Monica, CA  90404
                                       Attn:  President

         8.9 COUNTERPARTS. This Agreement may be executed in any number of copies, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         8.10 LANGUAGE INTERPRETATION.   In the interpretation of this
Agreement, unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, (c) references to persons shall include corporations or other bodies and vice versa, and (d) references to parties, sections, schedules, paragraphs and exhibits shall mean the parties, sections, schedules, paragraphs and exhibits of and to this Agreement unless otherwise indicated by the context.

         8.11 DRAFTING. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

         8.12 TRANSACTION COSTS. Except as otherwise provided herein, each party shall be responsible for its costs, expenses and claims (including attorneys' fees and professional and brokers' fees and commissions) arising out of its negotiation, execution and performance of this Agreement and of the Other Agreements.

         8.13 ATTORNEYS' FEES AND OTHER COSTS. In the event of any dispute or controversy arising out of this Agreement, the prevailing party shall be entitled to reimbursement of its costs, including court and mediation, dispute resolution and/or arbitration costs and attorneys' and expert witnesses' fees and costs.

         8.14 COMPLETE AGREEMENT. This Agreement, together with the exhibits or schedules to this Agreement, the Notes, and the Security Agreement of even date to this Agreement, is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of the subject matter hereof and thereof.


                              [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date and year first above written.



                                            "LENDER"


                                            RETIX


                                            By:
                                                 ----------------------------

                                            Title:
                                                    -------------------------



                                            "BORROWER"

                                            WIRELESS SOLUTIONS


                                            By:
                                                 ----------------------------

                                            Title:  -------------------------

                                      EXHIBIT A

                                   PROMISSORY NOTE



$ ____________                                                 ___________, 199_

    FOR VALUE RECEIVED, Wireless Solutions, a California corporation (the "BORROWER"), hereby promises to pay to the order of Retix, a California corporation (the "LENDER") the principal sum of ___________________ ($___________), together with interest at the lesser of the prime rate as announced from time to time by First Interstate Bank or the maximum rate permitted by law per annum, on the unpaid amount owing under this Note for the period commencing on the date hereof. Payments of interest shall be made in immediately available funds on the first day of each calendar quarter following the date of this Note. Payments of principal shall be made in immediately available funds on the first day of each calendar quarter following the date of this Note out of any funds available to Borrower at such time in accordance with the terms of the Loan Agreement dated _____________, 1996 between Borrower and Lender (the "LOAN AGREEMENT").

    All interest and principal due under this Note shall also be due immediately upon the occurrence of certain events as set forth in the Loan Agreement. Capitalized terms used in this Note have the respective meanings assigned to such terms in the Agreement.

    Borrower may prepay amounts due under this Note, or any portion thereof, at any time, without prepayment penalty.

    All payments to be made to the Lender under this Note shall be made to Lender at its principal offices at 2401 Colorado Avenue, Santa Monica, California 90404 or such other address as Lender may designate in writing.

    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

                                       WIRELESS SOLUTIONS

                                       a California corporation

                                       By:
                                          ----------------------------------

                                       Title:
                                             -------------------------------

                                      EXHIBIT C

                                  WIRELESS SOLUTIONS
                                STOCK OPTION AGREEMENT

    Wireless Solutions, a California corporation (the "COMPANY"), has granted to OPTIONEE (the "OPTIONEE"), an option (the "OPTION") to purchase a total of SHARES shares of Common Stock (the "SHARES"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1996 Stock Option Plan (the "PLAN") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

    1. NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

    2. EXERCISE PRICE. The exercise price is $0.25 for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

    3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

         (i)  RIGHT TO EXERCISE.


              (a)  VESTING CALCULATIONS.

                   (1) Initially, this Option shall not be exercisable. Subject to the other terms and conditions of this Option, on the date (the "CLIFF VESTING DATE") that is one year after the Vesting Commencement Date (as set forth on the signature page of this Agreement) this Option shall become exercisable for a total of 1/3 of the Shares subject to the Option; thereafter, this Option shall be exercisable cumulatively, to the extent of 1/36th of the Shares subject to the Option at the end of each month after the Cliff Vesting Date.

                   (2) Notwithstanding the foregoing Section 3(i)(a)(1), the exercisability of this Option shall be accelerated as follows: Upon consummation of any sale (a "THIRD PARTY SALE") by Retix, a California corporation ("RETIX") of all of the Company's securities owned by Retix to any third party other than (i) Wireless Solutions Management (as defined in the Master Agreement between Retix and the Company dated May ____, 1996 (the "MASTER AGREEMENT") or any Affiliates thereof (as defined below) or (ii) in the Company's Initial Public Offering (as defined in the Master Agreement) or in connection with a distribution of any of the Company's securities owned by Retix to its shareholders, then in addition to any Shares that are already vested hereunder, this Option shall become immediately exercisable for an additional number of Shares equal to the total number of Shares which would otherwise have become vested over a period of 12 months; PROVIDED, HOWEVER, that at least 1/3 of the Shares originally subject to the Option remain unvested as of the date of closing of the Third Party Sale. In the event that less than 1/3 of the Shares originally subject to the Option remain unvested as of the date of closing of the Third Party Sale, then this Option shall continue to vest in accordance with the terms of Section 3(i)(a)(1) above, and the Option shall not be exercisable for any additional Shares as of such closing date. As used herein, the term "AFFILIATE" shall have the meaning given in the Securities Act of 1933 and Securities Exchange Act of 1934 and any rules and regulations promulgated thereunder.

              (b)  This Option may not be exercised for a fraction of a share.

              (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsections 3(i)(d) and (e).

              (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

              (e) In the event that this Option becomes exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the option covering such share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year, the amount in excess of $100,000 shall be treated as a nonstatutory stock option, pursuant to Section 5 of the Plan.

         (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

    No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

    4. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached as EXHIBIT A.

    5. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (i)       cash;

         (ii)      check;

         (iii) surrender of other shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

         (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

    6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    7. TERMINATION OF STATUS AS AN EMPLOYEE. In the event of termination of Optionee's Continuous Status as an Employee, he or she may, but only within two
(2) months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

    8.   DISABILITY OF OPTIONEE.

         (i) Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (ii) Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of any disability not constituting a total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent he or she was entitled to exercise it at the date of such termination; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three
(3) months from the date of termination of employment, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the exercise price for the Shares and the fair market value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

    9.   DEATH OF OPTIONEE.  In the event of the death of Optionee:

         (i) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within three (3) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee twelve (12) months after the date of death, subject to the limitations contained in Section 3(i)(e) above; or

         (ii) within two (2) months after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution.
The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of the Optionee only by the Optionee or a transferee permitted by this Section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    11. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

    12. EARLY DISPOSITION OF STOCK. Optionee understands that if he or she disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him or her, he or she will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. OPTIONEE HEREBY AGREES TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

    13. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such offering, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares or other securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters; PROVIDED, HOWEVER, that the Optionee need not so agree unless a majority of the Company's officers and directors and a majority of the holders of at least 5% of the Company's outstanding securities also agree to be similarly bound.


                               [SIGNATURE PAGE FOLLOWS]

DATE OF GRANT:             , 1996
             -------------

                                       WIRELESS SOLUTIONS


                                       By:
                                          ----------------------------------
                                       Title:
                                             -------------------------------


    Vesting Commencement Date:  VESTINGDATE

    OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS OR HER EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

    OPTIONEE ACKNOWLEDGES THAT THIS OPTION IS THE ONLY OPTION OR OTHER RIGHT TO BE OFFERED, PROVIDED OR GRANTED TO THE OPTIONEE WITH RESPECT TO THE SECURITIES OF THE COMPANY OR ANY AFFILIATED ENTITY AND THAT THIS OPTION SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS OR DISCUSSIONS, WRITTEN OR ORAL, WITH RESPECT TO THE FOREGOING.

    Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

    Dated:
           -------------------------   -------------------------------------

                                       OPTIONEE, Optionee

                         INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:          OPTIONEE
COMPANY:

SECURITY:

AMOUNT:

DATE:

    In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT").

         (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

         (c)  Optionee is familiar with the provisions of Rule 701 and Rule
144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

    In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

         (d) MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such offering, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Securities or any other securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters; PROVIDED, HOWEVER, that the Optionee need not so agree unless a majority of the Company's officers and directors and a majority of the holders of at least 5% of the Company's outstanding securities also agree to be similarly bound.

         (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities & Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                             Signature of Optionee:

                             --------------------------------------
                             OPTIONEE

                             Date:
                                  ---------------------------------

                                      EXHIBIT D

                       WIRELESS SOLUTIONS DISCLOSURE STATEMENT

    This Disclosure Statement is made and given pursuant to Section 4 of the Master Agreement (the "AGREEMENT") by and between Retix and Wireless Solutions. The Section numbers in this Disclosure Statement correspond to the Section numbers in the Agreement; however, any information disclosed herein under any Section number shall be deemed to be disclosed and incorporated into any other Section number under the Agreement where such disclosure would be appropriate. Any terms used in this Disclosure Statement shall have the meanings defined for them in the Agreement unless otherwise defined herein.

SECTION 3.11 - BINDING AGREEMENTS

    Third party consents to the transactions contemplated by the Master Agreement are required from certain vendors, distributors, resellers and other contractors as indicated on lists provided or made available to Wireless Solutions.

                                      EXHIBIT E

                          PREFERRED STOCK PURCHASE AGREEMENT

    This Agreement is made as of May 31, 1996 by and between Wireless Solutions, a California corporation (the "COMPANY") and Retix, a California corporation (the "PURCHASER").

    1.   AUTHORIZATION AND SALE OF PREFERRED STOCK.

         1.1 AUTHORIZATION. The Company will authorize the sale and issuance of up to 17,000,000 shares of its Preferred Stock, having the rights, privileges and preferences as set forth in the Amended and Restated Articles of Incorporation (the "RESTATED ARTICLES") in the form attached to this Agreement as EXHIBIT A.


         1.2 SALE OF PREFERRED. Subject to the terms and conditions of this Agreement, in exchange for the transfer of the Transferred Assets (subject to the Transferred Liabilities and Transferred Contracts) as provided in the Master Agreement between the parties of even date herewith (the "MASTER AGREEMENT"), the Purchaser agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to the Purchaser, 17,000,000 shares of the Company's Preferred Stock (the "SHARES" or "PREFERRED") at a price of $1.75 per share.

    2.   CLOSING DATE; DELIVERY.

         2.1 CLOSING DATE. The closing of the purchase and sale of the Shares under this Agreement shall be held at the offices of Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California simultaneous with the execution and delivery of this Agreement and the Master Agreement (the "CLOSING") or at such other time and place upon which the Company and the Purchaser shall agree (the date of the Closing is hereinafter referred to as the "CLOSING DATE").

         2.2 DELIVERY. At the Closing, the Company will deliver to the Purchaser a certificate or certificates representing the number of Shares to be purchased by the Purchaser at such Closing, against delivery to the Company by the Purchaser of all necessary and appropriate instruments to effect the transfer of the Transferred Assets, as provided in the Master Agreement.

    3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on EXHIBIT B attached to this Agreement, the Company hereby represents and warrants to the Purchaser as follows:

         3.1  ORGANIZATION AND STANDING; ARTICLES AND BY-LAWS.  The Company
(a) is a corporation duly organized, validly existing and in good standing under the laws of State of California, and (b) has all corporate power and authority to carry out this Agreement and the transactions contemplated herein. The Company is not qualified or licensed to do business as a foreign corporation in any state. The Company does not own, directly or indirectly, any equity or other interest in any other corporation, association, partnership or other business entity. The

Company has furnished Purchaser with copies of its Articles of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the Closing Date.

         3.2 CORPORATE POWER. The Company will have at the Closing Date all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Shares hereunder, to issue the Common Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of this Agreement.

         3.3 CAPITALIZATION. The authorized capital stock of the Company consists or will, upon the filing of the Restated Articles, consist of:
20,000,000 shares of Common Stock, none of which are issued and outstanding; and 17,000,000 shares of Preferred Stock, none of which were issued and outstanding prior to the Closing. All issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has reserved 17,000,000 shares of Preferred Stock for issuance hereunder, 17,000,000 shares of Common Stock for issuance upon conversion of the Preferred Stock, 2,800,000 shares for issuance pursuant to the Company's 1996 Stock Option Plan and 200,000 shares for issuance pursuant to the Company's 1996 Directors' Stock Option Plan. The Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles.
All securities of the Company to be outstanding immediately following the Closing will be issued in compliance with applicable federal and state securities laws. Except as described above, there are no preemptive rights, options or warrants or other conversion privileges or rights presently outstanding to purchase any of the authorized but unissued stock of the Company. The Company is not obligated to repurchase any shares of its capital stock or any other securities.

         3.4 AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders (if any) necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of all of the Company's obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable and will have the rights, preferences and privileges described in the Restated Articles. The shares of Common Stock issuable upon conversion of the Shares have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Restated Articles will be validly issued, fully paid and nonassessable, and the Shares and such Common Stock will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company; provided, however, that the Shares (and the Common Stock issuable upon conversion thereof) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein. The Shares are not subject to any preemptive rights or rights of first refusal, except as set forth in the Rights Agreement in the form attached hereto as EXHIBIT C (the "RIGHTS AGREEMENT").

         3.5 NO FINANCIAL STATEMENTS. The Company has not prepared any balance sheet, income statement, statement of operations, statement of changes in financial position and shareholders' equity or other financial statement.

         3.6 PATENTS AND OTHER INTANGIBLE ASSETS. Without having conducted any special infringement or patent search, the Company is unaware of any infringement of or conflict with the rights of others with respect to any patents, patent applications, inventions, processes, formulae or copyrights necessary for the operation of the business of the Company as now conducted and as proposed to be conducted.

         3.7 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in violation of any term of its Articles of Incorporation or Bylaws, each as amended and in effect on and as of the Closing, or in any material respect of any material term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to the Company. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares and the Common Stock issuable upon conversion of the Shares, have not resulted and will not result in any material violation of, or conflict with, or constitute a material default under, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default which materially and adversely affects the business of the Company as conducted or as proposed to be conducted, or any of the Company's properties or assets.

         3.8  LITIGATION, ETC.   There are no actions, suits, proceedings or
investigations pending against the Company or its properties (nor, to the best of the Company's knowledge, against officers of the Company) before any court or governmental agency (nor, to the best of the Company's knowledge, is there any threat thereof), which, either in any case or in the aggregate, might result in any material adverse change in the business or financial condition of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none which questions the validity of this Agreement or any action taken or to be taken in connection herewith.

         3.9 EMPLOYEES. To the best of the Company's knowledge, after reasonable investigation, no employee or consultant of the Company is in violation of any term of any employment, employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such person with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. The Company does not have any collective bargaining agreements covering any of its employees. The Company has no employee benefit plans presently in force with respect to profit-sharing, pensions, stock options, or other stock benefits. The Company is not aware of any key employee of the Company who has any plans to terminate his or her employment with the Company.

         3.10 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion of the Shares), or the consummation of any other transaction contemplated by this Agreement, except for filing of the Restated Articles in the office of the Secretary of State of the State of California and filing of such notice as required by Section 25102(f) of the California Corporate Securities Law of 1968, and the compliance with other applicable blue sky laws.

         3.11 OFFERING. Subject to the accuracy of the Purchaser's representations in Section 5 of this Agreement and in written responses to the Company's inquiries, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement and the issuance of the Common Stock to be issued upon conversion of the Shares, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT").

         3.12 BROKERS OR FINDERS; OTHER OFFERS. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         3.13 DISCLOSURE. To the best of the Company's knowledge, after reasonable investigation, no representation or warranty of the Company contained in this Agreement and the Exhibits attached hereto, or any certificate furnished or to be furnished to the Purchaser at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

         3.14 NO CONFLICT OF INTEREST. The Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the best of the Company's knowledge, none of said officers or directors, or any members of their immediate families, are indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship other than the Purchaser, or any firm or corporation which competes with the Company except that officers, directors and/or shareholders of the Company may own stock in publicly traded companies which may compete with the Company. To the best of the Company's knowledge, no officer or director or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnity of any indebtedness of any other person, firm or corporation.

    4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         4.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares as follows:

              (a) EXPERIENCE. Purchaser has substantial experience in evaluating and investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the
Company.   Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares under this Agreement.

              (b) INVESTMENT. Purchaser is acquiring the Shares and the underlying Common Stock for investment for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with,
any distribution thereof.   Purchaser understands that the Shares and the
underlying Common Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption therefrom, and that any such exemption would depend, among other things, upon the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed in this Agreement. Purchaser has not been formed for the specific purpose of acquiring the Shares or the underlying Common Stock.

              (c) RULE 144. Purchaser acknowledges that the Shares and the underlying Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "BROKER'S TRANSACTION" or in transactions directly with a "MARKET MAKER" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

              (d) NO PUBLIC MARKET. Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares or the underlying Common Stock and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

              (e) ACCESS TO DATA. Purchaser and its representatives have met with representatives of the Company and thereby have had the opportunity to ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning the transaction have been answered to the satisfaction of Purchaser and its representatives. Purchaser's decision to purchase the Shares is based in part on the answers to such questions as Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

              (f) AUTHORIZATION. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

              (g) BROKERS OR FINDERS. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Purchaser any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

    5. CONDITIONS TO CLOSING OF PURCHASER. The Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 of this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchaser a certificate of the Company, executed by the President of the Company, dated the Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

         5.4  BLUE SKY.  The Company shall have obtained all necessary Blue
Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

         5.5 ARTICLES OF INCORPORATION. The Restated Articles shall have been filed with the Secretary of State of the State of California.

         5.6 RIGHTS AGREEMENT. The Company shall have entered into the Rights Agreement.

         5.7 SIMULTANEOUS CLOSING. The Closing under the Master Agreement shall have also occurred simultaneously.

    6. CONDITIONS TO CLOSING OF COMPANY. The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

         6.1  REPRESENTATIONS.  The representations made by the Purchaser in
Section 4 of this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date.

         6.2  BLUE SKY.  The Company shall have obtained all necessary Blue
Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

         6.3 ARTICLES OF INCORPORATION. The Restated Articles shall have been filed with the Secretary of State of the State of California.

         6.4 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

         6.5 SIMULTANEOUS CLOSING. The Closing under the Master Agreement shall have also occurred simultaneously.

    7. AFFIRMATIVE COVENANTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

         7.1 FINANCIAL INFORMATION. The Company will mail the following reports to the Purchaser for so long as the Purchaser is a holder of any Shares purchased by such person pursuant to this Agreement (or Common Stock issued upon conversion of the Shares):

              (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

              (b) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of the Company's Common Stock.

              (c) For so long as the Purchaser is eligible to receive reports under this Section 7.1, it shall also have the right, at its expense, to discuss the affairs, finances and accounts of the Company with the Company's officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated to provide any information that it reasonably considers to be a trade secret or to contain confidential information.

         7.2 ADDITIONAL INFORMATION. As long as a Purchaser (together with any affiliate of such Purchaser) holds not less than 500,000 Shares (or an equivalent number of shares consisting of the Shares or Common Stock issued upon conversion of the Shares), as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will mail the following reports to such Purchaser:

              (a) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and consolidated statements of cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), all in reasonable detail.

              (b) As soon as practicable after the end of each fiscal month, and in any event within thirty (30) days thereafter, an unaudited consolidated balance sheet of the Company as at the end of such month, and unaudited consolidated statements of income and unaudited consolidated statements of cash flow for such month and for the current fiscal year to date. Such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied (other than accompanying notes), all in reasonable detail.

              (c) Within 30 days at the end of each fiscal year, an annual budget, operating or similar plan for the upcoming fiscal year (the "PLAN").

              (d) Any material amendments or changes to such Plan promptly following any such amendments or changes, and in any event within 30 days of the date thereof.

         7.3 TRANSFER OF INFORMATION RIGHTS. The information rights set forth in Sections 7.1 and 7.2 may be transferred in any nonpublic transfer of Shares (or Shares of Common Stock issued upon conversion of the Shares), provided that the Company is given written notice of such transfer, and provided further that the right to receive the information set forth in Section 7.2 may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 500,000 Shares (or an equivalent number of Shares consisting of the Shares or Common Stock issued upon conversion of the Shares, as appropriately adjusted for stock splits and the like). In the event that the Company reasonably determines that provision of information to a transferee pursuant to this Section 7.3 would materially adversely impact its proprietary position, such information may be edited in the manner necessary to avoid such impact.

         7.4  TERMINATION OF COVENANTS.  The covenants set forth in this
Section 7 shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act, immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

    8.   MISCELLANEOUS.

         8.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

         8.2 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby.


         8.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement; provided, however, that the right of the Purchaser to purchase the Shares shall not be assignable without the prior written consent of the Company.

         8.4  ENTIRE AGREEMENT, AMENDMENT.  This Agreement, the Master
Agreement and the other documents delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior agreements, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of at least a majority of the Shares (or shares of Common Stock issued upon conversion of the Shares) may, with the written consent of the Company, waive, modify or amend on behalf of all holders, any provisions hereof benefiting such holders, so long as the effect thereof will be that all such holders will be treated equally.

         8.5 NOTICES. All notices or other communications which shall or may be given pursuant to this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered mail, or by facsimile transmission (with confirmation of transmission receipt), addressed as follows (or as is provided in the future by written notice as provided herein):

If to Company:                         Wireless Solutions
                                       2401 Colorado Avenue
                                       Santa Monica, CA  90404
                                       Attn:  President

If to Purchaser:                       Retix
                                       2401 Colorado Avenue
                                       Santa Monica, CA  90404
                                       Attn:  President

         8.6 DELAYS OR OMISSIONS. Except as expressly provided in this Agreement, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         8.7 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         8.8 EXPENSES. The Company and the Purchaser shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         8.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         8.11 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.


                              [SIGNATURE PAGE FOLLOWS]

    The foregoing agreement is hereby executed as of the date first above written.


"COMPANY"                                   "PURCHASER"


WIRELESS SOLUTIONS,                         RETIX,
a California corporation                    a California corporation

By:                                         By:
   -------------------------------------       --------------------------

Title:                                      Title:
     ----------------------------------           -----------------------

                                    EXHIBIT F

                                LIST OF PRODUCTS


                           WIRELESS DATA BUSINESS UNIT
                                  PRODUCT LIST

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
               MD-IS SERVING APPLICATION

CD/SRVG-A1/1   MD-IS Serving Application for SUN              $40,000         $10,000        30 days
               SPARCstation Models 10 and 20 with
               a single processor running Solaris 2.3

CD/SRVG-A1/4   MD-IS Serving Application for SUN              $60,000         $15,000        30 days
               SPARCstation Models 10 and 20 with
               up to 4 processors running Solaris 2.3

CD/SRVG-A2/2   MD-IS Serving Application for SUN              $70,000         $17,500        30 days
               SPARCserver 1000 with up to 2
               processors running Solaris 2.3

CD/SRVG-A2/8   MD-IS Serving Application for SUN             $105,000         $26,250        30 days
               SPARCserver 1000 with up to 8
               processors running Solaris 2.3

CD/SRVG-A3/2   MD-IS Serving Application for SUN             $125,000         $31,250        30 days
               SPARCcenter 2000 with 2 processors
               running Solaris 2.3

CD/SRVG-A3/8   MD-IS Serving Application for SUN             $225,000         $56,250        30 days
               SPARCcenter 2000 with up to 8
               processors running Solaris 2.3

CD/SRVG-A3/16  MD-IS Serving Application for SUN             $325,000         $81,250        30 days
               SPARCcenter 2000 with up to 16
               processors running Solaris 2.3

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
               MD-IS HOME APPLICATION

CD/HOME-A1/1   MD-IS Home Application for SUN                 $40,000         $10,000        30 days
               SPARCstation Models 10 and 20 with
               a single processor running Solaris 2.3

CD/HOME-A1/4   MD-IS Home Application for SUN                 $60,000         $15,000        30 days
               SPARCstation Models 10 and 20 with
               up to 4 processors running Solaris 2.3

CD/HOME-A2/2   MD-IS Home Application for SUN                 $70,000         $17,500        30 days
               SPARCserver 1000 with up to 2
               processors running Solaris 2.3

CD/HOME-A2/8   MD-IS Home Application for SUN                $105,000         $26,250        30 days
               SPARCserver 1000 with up to 8
               processors running Solaris 2.3

CD/HOME-A3/2   MD-IS Home Application for SUN                $125,000         $31,250        30 days
               SPARCcenter 2000 with 2 processors
               running Solaris 2.3

CD/HOME-A3/8   MD-IS Home Application for SUN                $225,000         $56,250        30 days
               SPARCcenter 2000 with up to 8
               processors running Solaris 2.3

CD/HOME-A3/16  MD-IS Home Application for SUN                $325,000         $81,250        30 days
               SPARCcenter 2000 with up to 16
               processors running Solaris 2.3

CD/HOME-E3/8   MD-IS Home Application for Sequent            $225,000         $56,250        30 days
               Symmetry 5000 Model SE60 with up
               to 8 processors running DYNIX/ptx


               MD-IS CO-LOCATED SERVING AND
               HOME APPLICATION

CD/SVHM-A1/1   MD-IS Serving & Home Application               $80,000         $20,000        30 days
               for SUN SPARCstation Models 10
               and 20 with a single processor
               running Solaris 2.3

CD/SVHM-A1/4   MD-IS Serving & Home Application              $120,000         $30,000        30 days
               for SUN SPARCstation Models 10
               and 20 with up to 4 processors
               running Solaris 2.3

CD/SVHM-A2/2   MD-IS Serving & Home Application              $140,000         $35,000        30 days
               for SUN SPARCserver 1000 with up
               to 2 processors running Solaris 2.3

CD/SVHM-A2/8   MD-IS Serving & Home Application              $210,000         $52,500        30 days
               for SUN SPARCserver 1000 with up
               to 8 processors running Solaris 2.3

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
CD/SVHM-A3/2   MD-IS Serving & Home Application              $250,000         $62,500        30 days
               for SUN SPARCcenter 2000 with 2
               processors running Solaris 2.3

CD/SVHM-A3/8   MD-IS Serving & Home Application              $450,000        $112,500        30 days
               for SUN SPARCcenter 2000 with up
               to 8 processors running Solaris 2.3

CD/SVHM-A3/16  MD-IS Serving & Home Application              $650,000        $162,500        30 days
               for SUN SPARCcenter 2000 with up
               to 16 processors running Solaris 2.3


               ACCOUNTING SERVER APPLICATION

CD/ACTS-A/S    Accounting Server Application for a            $97,500         $24,375        30 days
               single SUN SPARC platform running
               Solaris 2.3.

CD/ACTS-A/D    Accounting Server Application for a           $149,500         $37,375        30 days
               single or dual SUN SPARC platform
               running Solaris 2.3. Includes an
               X.400 MTA.

CD/ACTS-A/M    Accounting Server Application for             $195,000         $48,750            TBA
               multiple SUN SPARC platforms
               running Solaris 2.3. Includes an
               X.400 MTA.


               CUSTOMER ACTIVATION SYSTEM

CD/CASA-A/S    Customer Activation System                     $95,000         $23,750        60 days
               Application for a single SUN SPARC
               platform running Solaris 2.3.

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
HIGH AVAILABILITY
SYSTEMS
               MD-IS HIGH AVAILABILITY SERVING
               APPLICATION

CD/SVGH-A1/1   MD-IS High Availability Serving                $50,000         $12,500        30 days
               Application for SUN SPARCstation
               Models 10 and 20 with a single
               processor running Solaris 2.3 in a
               high availability configuration.

CD/SVGH-A1/4   MD-IS High Availability Serving                $75,000         $18,750        30 days
               Application for SUN SPARCstation
               Models 10 and 20 with up to 4
               processors running Solaris 2.3 in a
               high availability configuration.

CD/SVGH-A2/2   MD-IS High Availability Serving                $87,500         $21,875        30 days
               Application for SUN SPARCserver
               1000 with up to 2 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/SVGH-A2/8   MD-IS High Availability Serving               $131,250         $32,813        30 days
               Application for SUN SPARCserver
               1000 with up to 8 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/SVGH-A3/2   MD-IS High Availability Serving               $156,250         $39,063        30 days
               Application for SUN SPARCcenter
               2000 with 2 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/SVGH-A3/8   MD-IS High Availability Serving               $281,250         $70,313        30 days
               Application for SUN SPARCcenter
               2000 with up to 8 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/SVGH-A3/16  MD-IS High Availability Serving               $406,250        $101,563        30 days
               Application for SUN SPARCcenter
               2000 with up to 16 processors
               running Solaris 2.3 in a high
               availability configuration.

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
               MD-IS HIGH AVAILABILITY HOME
               APPLICATION

CD/HOMH-A1/1   MD-IS High Availability Home                   $50,000         $12,500        30 days
               Application for SUN SPARCstation
               Models 10 and 20 with a single
               processor running Solaris 2.3 in a
               high availability configuration.

CD/HOMH-A1/4   MD-IS High Availability Home                   $75,000         $18,750        30 days
               Application for SUN SPARCstation
               Models 10 and 20 with up to 4
               processors running Solaris 2.3 in a
               high availability configuration.

CD/HOMH-A2/2   MD-IS High Availability Home                   $87,500         $21,875        30 days
               Application for SUN SPARCserver
               1000 with up to 2 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/HOMH-A2/8   MD-IS High Availability Home                  $131,250         $32,813        30 days
               Application for SUN SPARCserver
               1000 with up to 8 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/HOMH-A3/2   MD-IS High Availability Home                  $156,250         $39,063        30 days
               Application for SUN SPARCcenter
               2000 with 2 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/HOMH-A3/8   MD-IS High Availability Home                  $281,250         $70,313        30 days
               Application for SUN SPARCcenter
               2000 with up to 8 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/HOMH-A3/16  MD-IS High Availability Home                  $406,250        $101,563        30 days
               Application for SUN SPARCcenter 2000
               with up to 16 processors running
               Solaris 2.3 in a high availability
               configuration.

CD/HOMH-E3/8   MD-IS High Availability Home                  $281,250         $70,313        30 days
               Application for Sequent Symmetry 5000
               Model SE60 with up to 8 processors
               running DYNIX/ptx in a clustered
               configuration.

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
               MD-IS HIGH AVAILABILITY SERVING
               AND HOME APPLICATION

CD/SAHH-A1/1   MD-IS High Availability Serving &             $100,000         $25,000        30 days
               Home Application for SUN
               SPARCstation Models 10 and 20 with
               a single processor running Solaris 2.3
               in a high availability configuration.

CD/SAHH-A1/4   MD-IS High Availability Serving &             $150,000         $37,500        30 days
               Home Application for SUN
               SPARCstation Models 10 and 20
               with up to 4 processors running Solaris
               2.3 in a high availability configuration.

CD/SAHH-A2/2   MD-IS High Availability Serving &             $175,000         $43,750        30 days
               Home Application for SUN
               SPARCserver 1000 with up to 2
               processors running Solaris 2.3 in a
               high availability configuration.

CD/SAHH-A2/8   MD-IS High Availability Serving &             $262,500         $65,625        30 days
               Home Application for SUN
               SPARCserver 1000 with up to 8
               processors running Solaris 2.3 in a
               high availability configuration.

CD/SAHH-A3/2   MD-IS High Availability Serving &             $312,500         $78,125        30 days
               Home Application for SUN
               SPARCcenter 2000 with 2 processors
               running Solaris 2.3 in a high
               availability configuration.

CD/SAHH-A3/8   MD-IS High Availability Serving &             $562,500        $140,625        30 days
               Home Application for SUN
               SPARCcenter 2000 with up to 8
               processors running Solaris 2.3 in a
               high availability configuration.

CD/SAHH-A3/16  MD-IS High Availability Serving &             $812,500        $203,125        30 days
               Home Application for SUN
               SPARCcenter 2000 with up to 16
               processors running Solaris 2.3 in a
               high availability configuration.

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
               HIGH AVAILABILITY ACCOUNTING
               SERVER APPLICATION

CD/ACTH-A/S    High Availability Accounting Server           $124,500         $31,125        30 days
               Application for a single SUN SPARC
               platform running Solaris 2.3 in a high
               availability configuration.

CD/ACTH-A/D    High Availability Accounting Server           $186,500         $46,625        30 days
               Application for a single or dual SUN
               SPARC platforms running Solaris 2.3
               in a high availability configuration.
               Includes an X.400 MTA.

CD/ACTH-A/M    High Availability Accounting Server           $243,500         $60,875            TBA
               Application for multiple SUN SPARC
               platform running Solaris 2.3 in a high
               availability configuration. Includes an
               X.400 MTA.

CD/ACTH-E/D    High Availability Accounting Server           $186,500         $46,625        30 days
               Application for a single or dual
               SEQUENT SYMMETRY 5000
               platform running DYNIX/ptx in a
               clustered configuration. Includes an
               X.400 MTA.


                                     -203

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
               HIGH AVAILABILTY CUSTOMER
               ACTIVATION SYSTEM

CD/CASH-A/S    High Availability Customer Activation         $118,750         $29,688        60 days
               System Application for a single SUN
               SPARC platform running Solaris 2.3
               in a high availability configuration.


               M-ES PROTOCOL BUNDLE

CD/MESP-       A bundling of the relevant CDPD M-             $35,000          $5,250        30 days
SOURCE         ES protocols (MDLP, SNDCP, MNLP
               and MNRP) in portable source form.
               Includes license for RSA encryption
               software.

               Per Unit Royalty
               0 to 50,000                                      $5.00
               50,001 to 100,000                                $4.00
               100,001 to 200,000                               $3.20
               200,001 to 500,000                               $2.50
               500,001 to 1,000,000                             $1.75
               1,000,000 plus                                   $1.00

               US PRICE LIST - CELLULAR
               DIGITAL PACKET DATA (CDPD)


PRODUCT NO.            DESCRIPTION                          LIST PRICE       PER ANNUM     AVAILABILITY
- -----------            -----------                          ----------      MAINTENANCE    ------------
                                                                            -----------
               MD-IS ROUTER HARDWARE

RX7550/SVG     Five slot MD-IS Router Chassis for             $11,500            $805        30 days
               Mobile Serving Function CDPD
               applications, with support for
               redundant loadsharing power supply
               option. Includes chassis and single
               400W 110/230V power supply.

RX7550/HOME    Five slot MD-IS Router Chassis for             $11,500            $805        30 days
               Mobile Home Function CDPD
               applications, with support for
               redundant loadsharing power supply
               option. Includes chassis and single
               400W 110/230V power supply.

PRX50-1        Redundant Power Supply                          $2,000            $219        30 days

RMP7705/2-8    Routing Management Processor                    $4,250            $298        30 days

FP7710/2-8     Forwarding Processor                            $3,250            $219        30 days

10B5-1         10BASE5 Ethernet Interface Card                   $600             $53        30 days

10B2-1         10BASE2 Ethernet Interface Card                   $600             $53        30 days

10BT-1         10BASET Ethernet Interface Card                   $600             $53        30 days

10BT-12        10BASET 12 Port Hub Interface Card              $1,650            $115        30 days

FDDI7715       FDDI Interface Module                          $10,000            $875        30 days

V35-1          V.35 Interface Card                             $1,000             $88        30 days

X21-1          X.21 Interface Card                             $1,000             $88        30 days

RS232-1        RS(232 Interface Card)                          $1,000             $88        30 days

RX7500M        Manual                                            $150               -        30 days

RM7550         Rackmount Kit                                     $150               -        30 days

                                      EXHIBIT G

                              RETIX DISCLOSURE STATEMENT

    This Disclosure Statement is made and given pursuant to Section 3 of the Master Agreement (the "AGREEMENT") by and between Retix and Wireless Solutions. The Section numbers in this Disclosure Statement correspond to the Section numbers in the Agreement; however, any information disclosed herein under any Section number shall be deemed to be disclosed and incorporated into any other Section number under the Agreement where such disclosure would be appropriate. Any terms used in this Disclosure Statement shall have the meanings defined for them in the Agreement unless otherwise defined herein.

SECTION 3.11 - BINDING AGREEMENTS

    Third party consents to the transactions contemplated by the Master Agreement are required from certain vendors, distributors, resellers and other contractors as indicated on lists provided or made available to Wireless Solutions.

                                      EXHIBIT H

                                   RIGHTS AGREEMENT

    This Rights Agreement (the "AGREEMENT") is entered into as of May 31,
1996, by and among Wireless Solutions, a California corporation (the "COMPANY") and Retix, a California corporation, which is purchasing shares of Preferred Stock of the Company pursuant to the Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT").

    In consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

    1.   RESTRICTIONS ON TRANSFERABILITY; REGISTRATION RIGHTS.

         1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

              "REGISTRABLE SECURITIES" means (i) the Common Stock issuable upon conversion of the Preferred Shares (the "CONVERSION SHARES") and (ii) any Common Stock issued or issuable in respect of the Preferred Shares or Conversion Shares or other securities issued or issuable with respect to the Preferred Shares or Conversion Shares upon any stock split, stock dividend, recapitalization or similar event or any Common Stock otherwise issued or issuable with respect to the Preferred Shares or Conversion Shares; PROVIDED, HOWEVER, that shares of Common Stock or other securities shall only be treated as Registrable Securities (1) if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (2) if with respect to any Holder all shares of the Company's capital stock then held by Holder may not be sold in any single three month period without registration pursuant to Rule 144 promulgated under the Securities Act.

              "HOLDER" shall mean any person holding Registrable Securities and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.14 hereof.

              "PREFERRED SHARES" shall mean an aggregate of 17,000,000 shares of Preferred Stock issued pursuant to a Preferred Stock Purchase Agreement dated of even date herewith between the Company and Retix.

              The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

              "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

              "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 of this Agreement.

              "RETIX" shall mean Retix, a California corporation, and any of its successors, transferees or assigns.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (except as provided by Section 1.9).

              "INITIATING HOLDERS" shall mean Retix or any transferees of Retix under Section 1.14 hereof who in the aggregate are Holders of not less than fifty percent (50%) of the Registrable Securities.

         1.2 RESTRICTIONS. The Preferred Shares and the Conversion Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Holders will cause any proposed purchaser, assignee, transferee or pledgee of the Preferred Shares and the Conversion Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

         1.3 RESTRICTIVE LEGEND. Each certificate representing (i) the Preferred Shares, (ii) the Conversion Shares and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER

         IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

         Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

         1.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "NO ACTION" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "NO ACTION" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which a Holder which is a corporation distributes Restricted Securities after six (6) months after the purchase thereof solely to its majority-owned subsidiaries or affiliates for no consideration, or (c) in any transaction in which a Holder which is a partnership distributes Restricted Securities after six (6) months after the purchase thereof solely to partners thereof for no consideration, provided that each transferee agrees in writing to be subject to the terms of this Section 1.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

         1.5  REQUESTED REGISTRATION.

              (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the anticipated aggregate offering price, net of underwriting discounts and commissions, of which would exceed $10,000,000 and the offering price to the public of which would be at least $5.00 per share, the Company will:

                   (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                   (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                        (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                        (2)  During the period starting with the date sixty
(60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

                        (3) After the Company has effected two (2) such registrations pursuant to this subparagraph 1.5(a) in any 12 month period, such registration has been declared or ordered effective and the securities offered pursuant to such registration have been sold; or

                        (4) If the Company shall furnish to such Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a single period not to exceed one hundred-twenty (120) days from the date of receipt of written request from the Initiating Holders.

    Subject to the foregoing clauses (1) through (5) and this paragraph, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. In the event that the Holders of Registrable Securities wish to join in the request of the Initiating Holders made pursuant to this Section 1.5(a), the provisions of Section 1.6 of this Agreement shall govern the ability of such Holders to join in such request.

              (b)  UNDERWRITING.  In the event that a registration pursuant to
Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.5(a)(i).  The right of any Holder to registration pursuant to Section
1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided in this Agreement.

    The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Initiating Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Initiating Holders at the time of filing the registration statement; the provisions of Section 1.6 shall govern the ability of the Holders of Registrable Securities not held by the Initiating Holders to participate. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

    If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of such registration.

         1.6  COMPANY REGISTRATION.

              (a) NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                   (i)  promptly give to each Holder written notice thereof;
and

                   (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved in such registration, all the Registrable Securities specified in a written request or requests made within thirty (30) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration.

              (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration or exclude them entirely. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this
Section 1.6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and other securities held by other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto.

              (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

         1.7  REGISTRATION ON FORM S-3.

              (a) If any Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; PROVIDED, HOWEVER, that the Company shall not be required to effect more than two registrations pursuant to this Section 1.7 in any twelve (12) month period. The Com-pany will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. The provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

              (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on a date six (6) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, or
(iii) if the Company shall furnish to such Holder a certificate signed by the president of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a single period not to exceed one hundred twenty
(120) days from the receipt of the request to file such registration by such Holder or Holders.

         1.8  SHELF REGISTRATION.

              (a) Retix shall be entitled to demand, at any time, that the Company secure the effectiveness of a "shelf" registration statement under Rule 415 under the Securities Act with the SEC, for the sale by Retix of all of the Registrable Securities held thereby. Prior to demanding any such registration, Retix shall first consult with the Company for a period of at least 30 days otherwise, concerning the need for such registration in light of Retix's ability to sell freely all of the shares of Common Stock issuable upon conversion of the Securities in the United States public markets under Rule 144 or otherwise.

              (b) Following such consultation, whether to demand such Registration Statement shall be at the sole discretion of Retix, and the Company shall take all action necessary to comply with such demand. The Company represents and warrants that on the date the Registration Statement becomes effective, the Registration Statement will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the date of its effectiveness the Registration Statement (including any documents incorporated by reference therein) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, provided, however, that no representation is made by the Company with respect to written information furnished to the Company by or on behalf of Retix specifically for inclusion in the Registration Statement; and the final prospectus contained in the Registration Statement, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b), such final prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, provided, however, that no representation is made by the Company with respect to written information furnished to the Company by or on behalf of the Retix specifically for inclusion in such prospectus. The Company will promptly: (A) notify Retix when the Registration Statement is declared effective; and (B) notify Retix of any stop-order or similar proceeding by the SEC or any state securities authority.

              (c) The Company hereby covenants and agrees that (A) no other holder of the Company's securities (including convertible securities) other than transferees of Retix is entitled to or shall be hereafter given the right to participate in any registration under this Section 1.8 whether by the exercise of a demand or "piggyback" registration right and (B) no other registration statement covering any other holder's securities shall be declared effective or maintained in effect during such time as the Registration Statement shall be effective.

              (d) The Company shall promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and keep the Registration Statement effective until all the Registrable Securities have been sold pursuant thereto or until Retix is able to dispose of its entire remaining ownership interest in the Registrable Securities in the United States public markets in a single transaction under Rule 144 without invoking clause (e)(1)(ii) of Rule 144. The Company shall provide a transfer agent, registrar and CUSIP number with respect to all securities registered by such Registration Statement.

              (e) The Company shall furnish to Retix with respect to the Registrable Securities registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses and supplements in conformity with the requirements of the Securities Act and such other documents as Retix may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by Retix.

              (f) The Company shall use its best efforts to register or qualify the Registrable Securities covered by such Registration Statements under such other securities or blue sky laws of such jurisdictions as Retix shall reasonably request and do any and all other acts or things which may be necessary or desirable to enable Retix to consummate the public sale or other disposition in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such jurisdictions.

              (g) In accordance with Section 1.10 below, the Company shall bear all expenses in connection with the procedures set forth in this Section
1.8 and the registration of the Registrable Securities pursuant to the Registration Statement, other than broker's commissions or discounts, transfer taxes, and fees and expenses, if any, of counsel or other advisors to Retix.

         1.9 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders under this Agreement, or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders under this Agreement.

         1.10 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration pursuant to Sections 1.5, 1.6 and 1.8 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders. In such case, the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders and all Registration Expenses incurred in connection with any registration pursuant to Section 1.7 shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

         1.11 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

              (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed; and

              (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

         1.12 INDEMNIFICATION.

              (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein. The indemnity provided under this
Section 1.12(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if the Company has defended such matter and if such settlement is effected without the Company's consent, which consent shall not be unreasonably withheld.

              (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

              (c)  Each party entitled to indemnification under this Section
1.12 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         1.13 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.


         1.14 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

              (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT");
              (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

              (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         1.15 TRANSFER OF REGISTRATION RIGHTS.  The rights to cause the
Company to register securities granted Holders under Sections 1.5, 1.6, 1.7 and
1.8 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Holder (together with any affiliate); PROVIDED, that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee
(i) is a wholly-owned subsidiary, constituent partner (including limited partners), shareholder, parent, child or spouse of such Holder or is Holder's estate, or (ii) acquires from such Holder the lesser of (a) 50,000 or more shares of Restricted Securities (as appropriately adjusted for stock splits and the like) or (b) all of the Restricted Securities then owned by such Holder.

         1.16 STANDOFF AGREEMENT. Each Holder agrees in connection with any registration of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration) as may be requested by the Company or such managing underwriters; PROVIDED, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

         1.17 TERMINATION OF RIGHTS. The rights of any particular Holder to cause the Company to register securities under Sections 1.5, 1.6, 1.7 and 1.8 shall terminate with respect to such Holder following a bona fide firm underwritten public offering of shares of the Company's Common Stock registered under the Securities Act (provided the aggregate offering price, net of underwriting discounts and commissions, exceeds ten million dollars ($10,000,000)) at such time as such Holder is able to dispose of all its Registrable Securities and other shares of capital stock of the Company then held or then issuable upon exercise of options or warrants in one three-month period pursuant to the provisions of Rule 144; PROVIDED, that such Holder holds Registrable Securities and other shares of capital stock of the Company then held or then issuable upon exercise of options or warrants constituting less than 1% of the outstanding voting stock of the Company. The rights to cause the Company to register securities under Section 1.5, 1.6, 1.7 and 1.8 shall terminate in any event five (5) years after the closing of the foregoing public offering.

    2.   MISCELLANEOUS.

         2.1 ASSIGNMENT. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Agreement.

         2.2 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties to this Agreement, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         2.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California in the United States of America.

         2.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.5 NOTICES. All notices or other communications which shall or may be given pursuant to this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered mail, or by facsimile transmission (with confirmation of transmission receipt), addressed as follows (or as is provided in the future by written notice as provided herein):

If to the Company:                          Wireless Solutions
                                            2401 Colorado Avenue
                                            Santa Monica, CA  90404
                                            Attn:  President

If to Retix:                                Retix
                                            2401 Colorado Avenue
                                            Santa Monica, CA  90404
                                            Attn:  President

         2.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

         2.7 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended or waived with the written consent of the Company and the Holders of at least a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each
Holder of Registrable Securities and the Company.   In addition, the Company may
waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable
Securities.   In the event
that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

         2.8 EFFECT OF AMENDMENT OR WAIVER. The Holders and their successors and assigns acknowledge that by the operation of Section 2.7 of this Agreement the holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

         2.9 RIGHTS OF HOLDERS. Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

         2.10 DELAYS OR OMISSIONS.  No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective
only to the extent specifically set forth in such writing.   All remedies,
either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.



                              [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



"COMPANY"

WIRELESS SOLUTIONS


By:
   ------------------------------------

Title:
     ---------------------------------




HOLDERS:

RETIX


By:
   ------------------------------------

Title:
     ---------------------------------

                                      EXHIBIT I

                                 SECURITY AGREEMENT

    This Security Agreement (the "AGREEMENT") is made as of May 31, 1996 by and between Wireless Solutions, a California corporation (the "DEBTOR") in favor of Retix, a California corporation (the "SECURED PARTY").

                                       RECITALS

    The Debtor and the Secured Party are parties to a Loan Agreement of even date with this Agreement (the "LOAN AGREEMENT") pursuant to which the Secured Party shall be making a Loan (as defined therein) to the Debtor. The parties intend that the Debtor's obligations to repay the Loan to the Secured Party be secured by all of the assets of the Debtor.

    NOW, THEREFORE, in consideration of the Loan to be made by the Secured Party to the Debtor and for other good and valuable consideration, the Debtor hereby agrees with the Secured Party as follows:

    1. DEFINED TERMS. The following terms shall have the following meanings:

         "CODE" means the Uniform Commercial Code as from time to time in effect in the State of California.

         "COLLATERAL" means the property described on EXHIBIT A to this Agreement.

         "EVENT OF DEFAULT" means Debtor's failure to pay or discharge the Obligations in full in accordance with the terms of the Notes.

         "OBLIGATIONS" means the unpaid principal amount of, and interest on, the Notes and all other obligations and liabilities of the Debtor to the Secured Party which may arise under the Notes.

         "NOTES" means the Debtor's promissory notes issued pursuant to the Loan Agreement.

    2. GRANT OF SECURITY INTEREST. To secure the Debtor's prompt, punctual, and faithful performance of all and each of the Debtor's Obligations to the Secured Party, the Debtor hereby grants to the Secured Party a continuing security interest in-and to the Collateral.

    3. COVENANTS. The Debtor covenants and agrees with the Secured Party that, from and after the date of this Agreement until the Obligations are paid in full:

         (a) OTHER LIENS. Except for the security interest granted hereby, the Debtor is the owner of the Collateral and will be the owner of the Collateral hereafter acquired free from any adverse lien, security interest or encumbrance (other than purchase money security interests that will be discharged upon Debtor's payment of the purchase price for the applicable property), and the Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein. No financing statements covering any Collateral or any proceeds thereof are on file in any public office.

         (b) FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens created hereby. The Debtor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Debtor to the extent permitted by applicable law. A reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         (c) INDEMNIFICATION. The Debtor agrees to pay, and to save the Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any governmental authority applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement.

         (d) MAINTENANCE OF RECORDS. The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

         (e) RIGHT OF INSPECTION. The Secured Party shall at all times have full and free access during normal business hours, and upon reasonable prior notice, to all the books, correspondence and records of the Debtor relating to the Collateral, and the Secured Party or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render to the Secured Party, at the Debtor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

         (f)  COMPLIANCE WITH LAWS, ETC.   The Debtor will comply in all
material respects with all laws, rules, regulations and orders of any governmental authority applicable to the Collateral or any part thereof or to the operation of the Debtor's business; provided, however, that the Debtor may contest any such law, rule, regulation or order in any reasonable manner which shall not, in the reasonable opinion of the Secured Party, adversely affect the Secured Party's rights or the priority of its liens on the Collateral.

         (g) PAYMENT OF OBLIGATIONS. The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Debtor's books in accordance with generally accepted accounting principles.

         (h) LIMITATION ON LIENS ON COLLATERAL. The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral, other than the security interest granted hereunder and the security interests described in Section 3(a) above, and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all other persons.

         (i) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. The Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, provided however that Debtor will be allowed to grant licenses to its software products and related documentation in the ordinary course of business and to establish or provide for source code escrows in connection therewith, and to dispose of any tangible fixed assets of individual net book value of less than $5,000.

         (j) FURTHER IDENTIFICATION OF COLLATERAL. The Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

    4.   SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

         (a) POWERS. The Debtor hereby appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Secured Party's discretion so long as an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Debtor shall grant the Secured Party the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following, so long as an Event of Default has occurred and is continuing:

              (i) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral;

              (ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct;

              (iii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

              (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Collateral;

              (v) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral;

              (vi) to settle, compromise or adjust any suit, action or proceeding described in subsection;

              (v) above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

              (vii) to assign any patent right included in the Collateral of Debtor (along with the goodwill of the business to which any such patent right pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and

              (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be a power coupled with an interest and shall be irrevocable.

         (b) NO DUTY ON SECURED PARTY'S PART. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder, except for its own willful misconduct or gross negligence.

    5. PERFORMANCE BY SECURED PARTY OF DEBTOR'S OBLIGATIONS. If the Debtor fails to perform or comply with any of its agreements contained herein and the Secured Party, as provided for by the terms of this Agreement shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Secured Party incurred in connection with such performance or compliance shall be payable by the Debtor to the Secured Party on demand and shall constitute Obligations secured hereby.

    6. REMEDIES. If an Event of Default has occurred and is continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Secured Party may elect, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Debtor. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 5 days before such sale or other disposition. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

    7. LIMITATION ON DUTIES REGARDING PRESENTATION OF COLLATERAL. The Secured Party's sole duty with respect to the custody, safekeeping and preservation of the Collateral, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

    8. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect the Collateral are irrevocable and powers coupled with an interest.

    9. NO WAIVER; CUMULATIVE REMEDIES. The Secured Party shall not by any act (except by a written instrument pursuant to Section 10(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Notes or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

    10.  MISCELLANEOUS.

         (a) WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Debtor and the Secured Party, provided that any provision of this Agreement may be waived by the Secured Party in a written letter or agreement executed by the Secured Party or by telex or facsimile transmission from the Secured Party. This Agreement shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of the Secured Party and its successors and assigns.

         (b) GOVERNING LAW. The legal relations between the parties shall be governed by the laws of the State of California, regardless of the choice of law provisions of California or any other jurisdiction.

         (c) SEVERABILITY. In the event any provision of this Agreement or the application of any such provision shall be held to be prohibited or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. The remaining provisions of this Agreement shall remain in full force and effect, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall use their best efforts to replace the provision that is contrary to law with a legal one approximating to the extent possible the original intent of, and the economic benefits accruing to, the parties.

         (d) KNOWLEDGE. For purposes of this Agreement, to know or have knowledge of, or to be aware of or believe, any matter shall mean to know or have knowledge, be aware or believe, after due inquiry; provided such knowledge, awareness or belief shall only be imputed to employees of a party at the level of manager or above, together with such party's officers and directors.

         (e) BINDING. This Agreement shall be binding upon and inure to the benefit of each of the parties and, to the extent permitted by Section 10(a), their respective successors and assigns.

         (f) HEADINGS. Section headings are included solely for convenience, are not to be considered a part of this Agreement, and are not intended to be full and accurate descriptions of their contents.

         (g) NOTICES. All notices or other communications which shall or may be given pursuant to this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered mail, or by facsimile transmission (with confirmation of transmission receipt), addressed as follows (or as is provided in the future by written notice as provided herein):

If to Debtor:                          Wireless Solutions
                                       2401 Colorado Avenue
                                       Santa Monica, CA  90404
                                       Attn:  President


If to Secured Party:                   Retix
                                       2401 Colorado Avenue
                                       Santa Monica, CA  90404
                                       Attn:  President

         (h) COUNTERPARTS. This Agreement may be executed in any number of copies, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         (i) LANGUAGE INTERPRETATION. In the interpretation of this Agreement, unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, (c) references to persons shall include corporations or other bodies and vice versa, and (d) references to parties, sections, schedules, paragraphs and exhibits shall mean the parties, sections, schedules, paragraphs and exhibits of and to this Agreement unless otherwise indicated by the context.

         (j) DRAFTING. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.



                              [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the Debtor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.


                                            "DEBTOR"

                                            WIRELESS SOLUTIONS,
                                            a California corporation


                                            By:
                                                 ---------------------------


                                            Title:
                                                   -------------------------


                                            "SECURED PARTY"

                                            RETIX, a California corporation


                                            By:
                                                 --------------------------


                                            Title:
                                                   ------------------------

                                      EXHIBIT A

    The Collateral shall consist of all right, title and interest of Debtor in and to the following:

    (a) All goods and equipment now owned or hereafter acquired, including without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

    (b) All inventory, now owned or hereafter acquired, including without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor's books relating to any of the foregoing;

    (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

    (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor's Books relating to any of the foregoing;

    (e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Debtor's books relating to the foregoing;

    (f) All copyrights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor devices, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

    (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                EXHIBITS  J AND K  -  TRANSFERRED ASSETS & LIABILITIES


                               WIRELESS SOLUTIONS, INC.
                   STATEMENT OF TRANSFERRED ASSETS AND LIABILITIES
                                    AS OF 5/31/96


                                            5/31/96
                                            -------------
CASH                                        $          --
ACCOUNTS RECEIVABLE, NET OF RESERVES           (50,000.00)
OTHER RECEIVABLES                                      --
INVENTORIES                                            --
PREPAID EXPENSES AND OTHER CURRENT ASSETS        5,893.43
INTERCOMPANY RECEIVABLES                               --
TOTAL CURRENT ASSETS                           (44,106.57)

MACHINERY AND EQUIPMENT                        224,019.63
FURNITURE AND FIXTURES                                 --
BUILDINGS                                              --
LEASEHOLD IMPROVEMENTS                                 --
TOTAL PROPERTY AND EQUIPMENT                   224,019.63
ACCUMULATED DEPRECIATION                       (93,621.75)
NET PROPERTY AND EQUIPMENT                     130,397.88

OTHER ASSETS                                           --

TOTAL ASSETS                                $   86,291.31


ACCOUNTS PAYABLE                            $   48,863.88
ACCRUED WAGES                                   57,386.00
DEFERRED REVENUE                                       --
OTHER ACCRUED LIABILITIES                        1,165.51
INCOME TAXES PAYABLE                                   --
CURRENT PORTION-LTD                                    --
TOTAL CURRENT LIABILITIES                      107,415.39

LONG TERM DEBT                                         --
DEFERRED RENT                                          --
TOTAL LIABILITIES                           $  107,415.39

The enclosed unaudited Statements of Transferred Assets and Liabilities of Retix's wireless data business unit's U.S. operations include all of the tangible and recorded intangible assets as well as known liabilities recorded as of May 31, 1996, in all material respects, except as noted below. The enclosed Statements of Transferred Assets and Liabilities have been prepared in accordance with past accounting policies and practices of Retix consistently applied, however, such statement does not contain any footnotes which may be required to be in conformity with generally accepted accounting principles ("GAAP"). Subsidiary financial records and corresponding detail schedules are on file at Retix's principal corporate offices and are available via written communication with the chief accounting officer of Retix. Except as disclosed below, the enclosed Statements of Transferred Assets and Liabilities reflect the assets and liabilities transferred from Retix's wireless data business unit to Wireless Solutions, Inc., as of May 31, 1996 as contemplated by the Master
Agreement:


ACCRUED VACATION - The enclosed Statements of Transferred Assets and Liabilities excludes liabilities associated with vacation accruals of wireless data business unit employees as of May 31, 1996 as contemplated by the Master Agreement.

BONUSES/COMMISSIONS - Bonuses/commissions potentially due under certain employment contracts and commission plans have been excluded from the enclosed Statements of Transferred Assets and Liabilities as final determination of eligibility by such wireless data business unit employees has not occurred as of May 31, 1996. Any such amounts, if earned, are not expected to be significant.

UNDISCLOSED LIABILITIES - The enclosed Statements of Transferred Assets and Liabilities reflect accrued and absolute liabilities of Retix's wireless data business unit as of May 31, 1996. In addition, commitments and other potentially contingent liabilities which relate to Retix's wireless data business unit are contemplated to be transferred to Wireless Solutions, Inc., in accordance with the Master Agreement, and may not be disclosed on the enclosed Statements of Transferred Assets and Liabilities. Such undisclosed liabilities include among other items:

    OPERATING LEASE commitments for office facilities and equipment used in the execution of Retix's wireless data business unit business. Such facilities include approximately 12,000 square feet of the facility at 4640 Admiralty Way, Marina del Rey, California. Operating leases commitments in connection with equipment includes photocopiers, postage machines, test equipment and certain computer equipment.

INTERCOMPANY ACCOUTS - Certain intercompany note and other interco operating accounts require final reconciliation upon completion of the carve-out of Retix's wireless data business unit from Retix's consolidated financial statements and may require adjustments to the enclosed Statements of Transferred Assets and Liabilities of Wireless Solutions, Inc., as of May 31, 1996.

                                     (continued)

INTELLECTUAL PROPERTY , CONTRACTS AND OTHER INTANGIBLES - As contemplated by the Master Agreement, all trademarks, trade names, copyrights, technology and other intangible property as well as contracts (customer and vendor) and capitalized software development costs that are used in the business of Retix's wireless data business unit are to be transferred to Wireless Solutions, Inc., subject to a Grant-Back License Agreement. Such items are not reflected on the enclosed Statements of Transferred Assets and Liabilities of Retix's wireless data business unit as of May 31, 1996 and the rights and obligations related to such transfer to Wireless Solutions, Inc., is addressed elsewhere within the Master Agreement.

CAPITALIZATION - Wireless Solutions, Inc., is capitalized through the issuance of 17,000,000 shares of the Company's Preferred Stock at $1.75 per share to Retix as contemplated by the Master Agreement.

STOCKHOLDER'S NET INVESTMENT - Certain cash and investment accounts require final reconciliation upon completion of the carve-out of Retix's wireless data business unit from Retix's consolidated financial statements. Such final reconciliations may require adjustments to record Retix's investment in the wireless data division to reflect the historical operating results of the business unit.